                            [LOGO OF COMMERCE FUNDS]


                              The Core Equity Fund
                   The Kansas Tax-Free Intermediate Bond Fund
                        Institutional Shares Prospectus

  These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               December 21, 2000

TABLE OF CONTENTS

        Overview of Each Fund
           Core Equity Fund                           3
           Kansas Tax-Free Intermediate Bond Fund     7
        Investment Securities and Practices          12
        Account Policies and Features                16
           Buying Institutional Shares               16
           Redeeming Institutional Shares            21
           General Policies                          23
        Business of The Commerce Funds               25
        Tax Information                              25
        Service Providers                            27

                                                 The Commerce Funds PAGE 1
                                                 ---------------
                                                                               .

The Commerce Funds

What These Funds Are:
These Funds are mutual funds. A mutual fund is a pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, neither of these Funds can offer guaranteed results. You could lose money in these Funds.

The Commerce Funds consists of eleven investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This Prospectus offers Institutional Shares of two of those investment portfolios.

The Core Equity Fund seeks capital appreciation and, secondarily, current income.

The Kansas Tax-Free Intermediate Bond Fund seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

What These Funds Are Not:
An investment in either of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the FDIC or any other agency of the government.




 PAGE 2 The Commerce Funds
----------------
 .

Core Equity Fund
--------------------------------------------------------------------------------

Michael E. Marks, CFA and Portfolio Manager

 . Joined Commerce Bank in 1999
 . Fund manager since Fund inception
 . 7 years of experience



Please see the table on p. 12 for more detailed information about the investment practices of the Core Equity Fund and the risks associated with those practices.
[GRAPHIC]
    Investment Objectives
    -------------------------------------------------------------------------

Seeks capital appreciation and, secondarily, current income.

[GRAPHIC]
    Primary Investment Strategies
    -------------------------------------------------------------------------

 . Invests principally in stocks of companies whose valuation and earnings potentials are attractive.
 . Through a disciplined approach, the Fund seeks a blend of companies either selling below fair value or producing strong earnings leading to future capital appreciation.
 . Generally purchases common stock of companies whose characteristics are comparable to those included in the S&P 500 Index.
 . Invests, under normal market conditions, at least 65% of its total assets in equity securities, primarily common stock.

[GRAPHIC]
    Primary Risks of Investing in the Fund
    -------------------------------------------------------------------------

Investment Risk: The value of your investment in this Fund may go up or down, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund's net asset value may fluctuate with movements in the equity market.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank, N.A. (Commerce
Bank), and is not insured or guaranteed by the FDIC or any other governmental agency.

                                                 The Commerce Funds PAGE 3
                                                 ---------------
                                                                               .

-------------------------------------------------------------------------
[GRAPHIC]
    Core Equity Fund Past Performance
    -------------------------------------------------------------------------
The Fund was recently organized and does not yet have a performance record as an investment company registered under the Investment Company Act of 1940 (the "Act"). The bar chart and table below provide some indication of the risks of investing in the Fund by showing the annual returns and long-term performance of the Personal Stock Fund (the "Common Trust Fund"), the predecessor common trust that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. The Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Common Trust Fund had been registered under the Act, the performance shown may have been adversely affected. The performance is for periods before the effective date of this Prospectus.

The table shows the Common Trust Fund's performance from calendar year to calendar year since its inception. The table compares the Common Trust Fund's performance over time to that of a broad-based securities market index. The total return calculations in the bar chart and the table have been restated to include the estimated expenses of the Institutional Class but do not include waived fees or reimbursed expenses. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how the Common Trust Fund performed in the past is not a prediction of how the Fund will perform in the future.
Year-by-Year Total Returns as of 12/31 Each Year

                                    [GRAPH]

                                 1990    4.67%
                                 1991   40.50%
                                 1992    3.82%
                                 1993    1.24%
                                 1994  (0.20)%
                                 1995   38.71%
                                 1996   22.88%
                                 1997   29.52%
                                 1998   28.29%
                                 1999   14.64%
                     (percentage)
Best Calendar Quarter: 24.81%, 4th Quarter 1998
Worst Calendar Quarter: -14.62%, 3rd Quarter 1998
The Fund's total return for the nine-month period ended September 30, 2000 was 1.37%.
Average Annual Total Return as of 12/31/99

                  1 Year 5 Years 10 Years
Core Equity Fund  14.64% 26.54%   17.47%
S&P 500 Index*    21.04% 28.54%   18.17%

 *The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies.
The Index figures do not reflect any fees or expenses.

 PAGE 4 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------
[GRAPHIC]
    Fees and Expenses
    -------------------------------------------------------------------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                     Core Equity Fund
                                                   Institutional Shares
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                      None
 Maximum Sales Charge (load) Imposed on Reinvested
  Distributions                                            None
 Maximum Deferred Sales Charge (load) Imposed on
  Redemptions                                              None
 Redemption Fees                                           None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
 Management Fees                                          0.75%
 Other Expenses (1)                                       0.29%
                                                          -----
 Total Annual Fund Operating Expenses (2)                 1.04%
 Less: Fee Waiver                                         0.02%
                                                          -----
 Net Annual Fund Operating Expenses (2)                   1.02%
                                                          =====

(1) "Other Expenses" may include shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of shares held under the Shareholder Administrative Services Plan.
(2) The Fund's Total Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year. The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Core Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.13% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time. Until October 31, 2001, the Administrator has contractually agreed to waive the administration fee to 0.13% of the average daily net assets.

Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year 3 Years
      $104   $329

                                                                       continued

                                                 The Commerce Funds PAGE 5
                                                 ---------------
                                                                               .

--------------------------------------------------------------------------------
[GRAPHIC]
    Core Equity Fund Financial Highlights
    -------------------------------------------------------------------------

The Fund commenced operations as of the date of this Prospectus. Therefore, financial highlights are unavailable for the Fund.

 PAGE 6 The Commerce Funds
 ---------------
 .

Kansas Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Brian P. Musielak, CFA and Portfolio Manager

 . Joined Commerce Bank in 1995
 . Fund manager since Fund inception
 . 5 years of experience



Please see the table onpage 12 for more detailed information about the Kansas Tax-Free Intermediate Bond Fund and the risks associated with those practices. [GRAPHIC]
    Investment Objective
    -------------------------------------------------------------------------

Seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

[GRAPHIC]
    Primary Investment Strategies
    -------------------------------------------------------------------------

The Fund employs the following strategies in an effort to achieve current income and capital preservation:
 . Security Types: Under normal market conditions, invests at least 80% of its total assets in municipal obligations, 65% of which are issued by the State of Kansas and its political subdivisions.
 . Seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.
 . Strives to minimize net realized capital gains.
 . Credit Quality: Actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund's entire portfolio will be A or better.
 . Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund's portfolio securities will be five to ten years.

[GRAPHIC]
    Primary Risks of Investing in the Fund
    -------------------------------------------------------------------------

Investment Risk: The value of your investment in this Fund may go up or down, which means that you could lose money.
Interest Rate Risk: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.
Market Risk: General economic conditions and/or the activities of individual issuers may cause the value of the securities in the Fund to increase or decrease.

                                                 The Commerce Funds PAGE 7
                                                 ---------------
                                                                               .

-------------------------------------------------------------------------
Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.
State-Specific Risk: The Fund invests its assets predominantly in Kansas obligations. The actual payment of principal and interest on these obligations is dependent on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas obligations.
Non-Diversified Risk: The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.
Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax.
Municipal Obligation Risk: Payment on municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

 PAGE 8 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------
[GRAPHIC]
    Kansas Tax-Free Intermediate Bond Fund Past Performance
    -------------------------------------------------------------------------

The Fund was recently organized and does not yet have a performance record as an investment company registered under the Investment Company Act of 1940 (the "Act"). The bar chart and table below provide some indication of the risks of investing in the Fund by showing the annual returns and long-term performance of the Kansas Tax-Free Fund (the "Kansas Common Trust Fund"), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. The Kansas Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Kansas Common Trust Fund had been registered under the Act, the performance shown may have been adversely affected. The performance is for periods before the effective date of this Prospectus.

The table shows the Kansas Common Trust Fund's performance from calendar year to calendar year since its inception. The table compares the Kansas Common Trust Fund's performance over time to that of a broad-based securities market index. The total return calculations in the bar chart and the table have been restated to include the estimated expenses of the Institutional Class but do not include waived fees or reimbursed expenses. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how the Kansas Common Trust Fund performed in the past is not a prediction of how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 Each Year


                                    [GRAPH]

                                1990     6.12%
                                1991     8.15%
                                1992     5.20%
                                1993     7.09%
                                1994    -4.95%
                                1995    12.27%
                                1996     2.69%
                                1997     6.07%
                                1998     4.69%
                                1999    -0.80%

                     (percentage)
Best Calendar Quarter: 5.16%, 1st Quarter 1995
Worst Calendar Quarter: -3.68%, 1st Quarter 1994
The Fund's total return for the nine-month period ended September 30, 2000 was 4.38%.

Average Annual Total Return as of 12/31/99

                            1 Year 5 Years 10 Years
Kansas Tax-Free
 Intermediate Bond Fund     -0.80%  4.89%   4.55%
Merrill Lynch Municipal
 Intermediate Index*        -0.01%  6.31%   6.41%

 * The Merrill Lynch Municipal Intermediate Index is comprised of investment-grade municipal securities ranging from one to twelve years in maturity.The Index figures do not reflect any fees or expenses.
                                                                       continued

                                                 The Commerce FundsPAGE 9
                                                 ---------------
                                                                               .

-------------------------------------------------------------------------

[GRAPHIC]
    Fees and Expenses
    -------------------------------------------------------------------------
The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                      Kansas Tax-Free
                                                   Intermediate Bond Fund
                                                    Institutional Shares
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                       None
 Maximum Sales Charge (load) Imposed on Reinvested
  Distributions                                             None
 Maximum Deferred Sales Charge (load) Imposed on
  Redemptions                                               None
 Redemption Fees                                            None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
 Management Fees                                           0.50%
 Other Expenses (1)                                        0.55%
                                                           -----
 Total Annual Fund Operating Expenses (2)                  1.05%
                                                           -----
 Less: Fee Waiver and Expense Reimbursement                0.40%
 Net Annual Fund Operating Expenses (2)                    0.65%
                                                           =====

(1) "Other Expenses" may include shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of shares held under the Shareholder Administrative Services Plan.
(2) The Adviser has contractually agreed to waive fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, from exceeding 0.65% of average daily net assets of the Kansas Tax-Free Intermediate Bond Fund until October 31, 2001. Until October 31, 2001, the Administrator has contractually agreed to waive the administration fee to 0.13% of the average daily net assets. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.
Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year 3 Years
      $66    $294

 PAGE 10 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------

[GRAPHIC]
    Kansas Tax-Free Intermediate Bond Fund Financial Highlights
    -------------------------------------------------------------------------

The Fund commenced operations as of the date of this Prospectus. Therefore, financial highlights are unavailable for the Fund.

                                                 The Commerce Funds PAGE 11
                                                 ---------------
                                                                               .

 Investment Securities and Practices
 -----------------------------------------------------------------------------

 This table shows some of the investment methods and securities that the Funds may use. The Funds' Statement of Additional Information (SAI available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. We encourage you to obtain and read a copy of the SAI should you have any questions about the Funds' investment policies. The investment securities and practices that are considered to be "principal" investment securities and practices are discussed above under each Fund.

 Key:
  # =percent of total assets the Fund may invest
                                           x= not permitted
  a =permitted

 -----------------------------------------------------------------------------

                                                 Core Equity    Kansas Tax-Free
  Investment Securities
   American Depository Receipts                        10(/1/)           x
   Asset-Backed Securities                              x                x
   Convertible Securities                               a                x
   Corporate Debt Obligations                           x                x
   Emerging Market Securities                           x                x
   Equity Securities                                    a                x
   European Depository Receipts                         x                x
   Foreign Equity Securities                           10(/1/)           x
   Foreign Debt and Foreign Government
    Securities                                          x                x
   Hybrids                                              x                x
   Mortgage-Related Securities                          x                x
   Municipal Obligations                                x                a
   Stripped Securities                                  x                x
   U.S. Government Obligations                          a                a
   Variable and Floating Rate Instruments               a                a
   Zero Coupon Bonds                                    a                a
  Investment Practices
   Cross Hedging of Currencies                          x                x
   Foreign Currency Exchange Contracts                  x                x
   Futures Contracts & Related Options                  a                a
   Interest Rate Swaps, Mortgage Swaps, Caps
    and Floors                                          x                a
   Mortgage Dollar Rolls                                x                x
   Options on Foreign Currencies                        x                x
   Options on Securities and Securities Indices        25           5(/2/)
   Repurchase Agreements                           33 1/3           33 1/3
   Standby Commitments                                  x                a
   When-Issued and Forward Commitments                  a               25

 -----------------------------------------------------------------------------
 (1) The Core Equity Fund may invest up to 10% of its total assets in foreign securities, including ADRs.
 (2) The Kansas Tax-Free Intermediate Bond Fund may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

 PAGE 12The Commerce Funds
 ---------------
 .

 Risks: The following chart summarizes the types of risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds' SAI, which is available on request. The risks that are considered to be "principal" risks are discussed above under each Fund.

 -----------------------------------------------------------------------------

                              Core Equity Kansas Tax-Free
 Risks Associated with
  These Investments

   Credit Risk                                    X
   Interest Rate Risk                             X
   Investment Risk                  X             X
   Management Risk                  X             X
   Market Risk                      X             X
   Municipal Obligation Risk                      X
   Non-Diversified Risk                           X
   Portfolio Turnover Risk          X             X
   Short-Term Investing Risk        X             X
   State-Specific Risk                            X
   Tax Risk                                       X

 -----------------------------------------------------------------------------

 Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. A Fund could lose money in either of these instances.
 Interest Rate Risk: Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund's share price will go up or down in response to interest rate changes. Investment Risk: The value of your investment in a Fund may go up or down, which means that you could lose money.
 Management Risk: A strategy used by the Adviser may fail to produce the intended results. The Adviser's assessment of issuers whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.
 Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund's NAV may fluctuate with movements in the equity markets. Municipal Obligation Risk: Payment on municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations. The obligations of

                                                 The Commerce Funds PAGE 13
                                                 ---------------
                                                                               .

the issuer to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal obligation may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.
Non-Diversified Risk: The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or increase industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if the assets were not so concentrated.
Portfolio Turnover Risk: The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.
Short-Term Investing Risk: For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations may include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of a Fund's shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.
State-Specific Risk: The Kansas Tax-Free Intermediate Bond Fund invests its assets predominantly in Kansas obligations. The actual payment of principal and interest on these obligations is dependent on the Kansas legislature allotting money each fiscal year

 PAGE 14 The Commerce Funds
 ---------------
 .

for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas obligations.
Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal obligations is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a fund's ability to buy and sell municipal obligations at favorable yield and price levels.

                                                 The Commerce Funds PAGE 15
                                                 ---------------
                                                                               .

Account Policies And Features
--------------------------------------------------------------------------------

The following information is intended to help you understand how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Institutional Shares
--------------------------------------------------------------------------------

How Are Institutional Shares Priced?
You pay no sales charges (loads) to invest in Institutional Shares of these Funds. Your share price is each Fund's net asset value (NAV), which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in good order by The Commerce Funds' Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in good form by the close of regular trading on the NYSE that day. If The Commerce Funds receives and accepts your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.


 How to Calculate NAV

            (Value of Assets Attributable to the Class) - (Liabilities Attributable to the Class)
            -------------------------------------------------------------------------------------
  NAV   =                         Number of Outstanding Shares of the Class

 PAGE 16 The Commerce Funds
 ---------------
 .

What Is The Minimum Investment For The Funds?

                                                          Initial   Additional
                                                         Investment Investments
Regular account                                            $1,000    $250
Automatic investment account                               $500      $50/month
Individual retirement accounts (except SEP & SIMPLE
 IRAs), Keogh plans, corporate retirement plans, public
 employer deferred plans, profit sharing plans and
 401(k) plans                                              $1,000    $250
SEP and SIMPLE IRAs                                        $50       $50/month

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?

For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co., National Financial Data Services, Inc. (NFDS) and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

                                                        Initial   Additional
                                                       Investment Investments
Regular account                                           $250    $100
Automatic investment account                              $100    $25/quarter
Individual retirement accounts (including SEP, SIMPLE
 and Roth IRAs) and Keogh plans                           $100    $25/quarter

Who Can Buy Institutional Shares?

This Prospectus describes the Institutional Shares of each Fund. Institutional Shares are offered primarily to:

 . investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries (for example, Commerce Bank Investment Management Group clients), and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under their wills;
 . participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;
 . any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;
 . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates; and
 . financial planners, broker/dealers and their clients.

                                                 The Commerce Funds PAGE 17
                                                 ---------------
                                                                               .

The Commerce Funds is also authorized to issue an additional class of shares, the Service Shares. Service Shares are offered primarily to:

 . individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and
 . financial planners and their clients.

How Do I Buy Institutional Shares?

The following section describes features and gives specific instructions on how to purchase Institutional Shares directly from The Commerce Funds. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider The Following Features To Customize Your Account:

Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House (ACH) are eligible. Check with your financial institution to determine eligibility.

Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

 PAGE 18 The Commerce Funds
 ---------------
 .

2. Contact The Commerce Funds To Open Your Account.

[GRAPHIC]
    By Mail:
    -------------------------------------------------------------------------
    Complete an account application. Mail the completed application and a check payable to The Commerce Funds to:
            The Commerce Funds
            c/o Shareholder Services
            P.O. Box 219525
            Kansas City, MO 64121-9525

[GRAPHIC]
    In Person
    -------------------------------------------------------------------------
    You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.
    . Federal regulations require you to provide a certified Taxpayer
      Identification Number upon opening or reopening an account.
    . If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer:

[GRAPHIC]
    By Electronic Funds Transfer:
    -------------------------------------------------------------------------
    To use Electronic Funds Transfer, have your bank send your investment to: Investors Fiduciary Trust Company, with these instructions:
            --ABA #101003621
            --Account #756-044-3
            --Your name and address
            --Your social security or tax ID number
            --Name of the Fund
            --Class of shares
            --Your new account number

                                                 The Commerce Funds PAGE 19
                                                 ---------------
                                                                               .

What Are My Options For Changing My Investment Within The Commerce Funds?

 . Changing Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for Institutional Shares of any other Commerce Fund. Exchanges may also be made into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund"). Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund.

 Institutional Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

 . Making Automatic Exchanges: You may request on your account application that a specified dollar amount of Institutional Shares be automatically exchanged for Institutional Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

 . Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund of the Institutional Class to another Fund of the Institutional Class. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under "Changing Shares From Fund to Fund."

 PAGE 20 The Commerce Funds
 ---------------
 .

Redeeming Institutional Shares
--------------------------------------------------------------------------------

You May Sell Shares At Any Time: Your shares will be sold at the NAV next calculated after your order is accepted by The Commerce Funds' Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within a week. Please Note: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 business days.

Receipt Of Proceeds From A Sale: Ordinarily, sale proceeds will be disbursed the next business day following receipt by the Transfer Agent of a properly completed order. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Your request to wire proceeds is subject to the financial institution's wire charges.

Written requests to sell Institutional Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

How Do I Redeem Shares From My Commerce Funds Account?
The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider Using Automated Redemption:

 . Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

                                                 The Commerce Funds PAGE 21
                                                 ---------------
                                                                               .

2. Contact The Commerce Funds To Redeem Shares From Your Account.
[GRAPHIC]
    By Mail:
    -------------------------------------------------------------------------
    Write a letter to us that gives the following information:
      --names of all account owners
      --your account number
      --the name of the Fund
      --the dollar amount you want to redeem
      --what we should do with the proceeds
    Each owner, including each joint owner should sign the letter.
    Mail your request to:
      The Commerce Funds
      c/o Shareholder Services
      P. O. Box 219525
      Kansas City, MO 64121-9525
[GRAPHIC]
    By Telephone--Requesting Proceeds Be Wired:
    -------------------------------------------------------------------------
    Call The Commerce Funds with your request. Please see "What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?" below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Funds must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

[GRAPHIC]
    By Telephone--Requesting Proceeds Be Sent By Check:
    -------------------------------------------------------------------------
    Call The Commerce Funds at 1-800-995-6365 (8 a.m.- 5 p.m. CST) with your request. Please see "What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?" below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

[GRAPHIC]
    In Person:
    -------------------------------------------------------------------------
    You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

 PAGE 22 The Commerce Funds
 ---------------
 .

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.- 5 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 6 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies
--------------------------------------------------------------------------------

Dividend and Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:
  (1) reinvest all dividend and capital gain distributions in additional Institutional Shares,

  (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Institutional Shares,

  (3) receive all dividend and capital gain distributions in cash, or

  (4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Institutional Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Institutional Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.- 5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

                                                 The Commerce Funds PAGE 23
                                                 ---------------
                                                                               .

                                    Monthly    Quarterly    Net Realized
Fund                               Dividends* Dividends** Capital Gains***
Core Equity                                         X             X
Kansas Tax-Free Intermediate Bond       X                         X

* Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
** Quarterly dividends are both declared and paid on the calendar quarter months.
*** Each Fund declares and distributes net realized capital gains annually
    (December).

The Commerce Funds Reserve The Right To:
 . Redeem your account involuntarily if, after 60 days' written notice, your account's value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

 . Suspend or delay the payment of redemption proceeds when the NYSE is closed
  (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

 . Without notice, stop offering shares of a Fund, reject any purchase order
  (including exchanges), or bar an investor who is engaging in excessive trading from purchasing or exchanging shares of a Fund.

Arrangements With Certain Institutions
Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund's NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible for their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

 PAGE 24 The Commerce Funds
 ---------------
 .

Business Of The Commerce Funds
--------------------------------------------------------------------------------

Shareholder Servicing
Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of the average daily net assets of the Shares held under the plan to third parties for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of each Fund's assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information
--------------------------------------------------------------------------------

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

Taxes On Distributions
The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year, The Commerce Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying into a dividend."

                                                 The Commerce Funds PAGE 25
                                                 ---------------
                                                                               .

Taxes On Exchanges And Redemptions
When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

Backup Withholding
By law, The Commerce Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Tax Consequences of the Kansas Tax-Free Intermediate Bond Fund
The Kansas Tax-Free Intermediate Bond Fund's distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

Kansas Taxes: Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Kansas and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

 PAGE 26 The Commerce Funds
 ---------------
 .

Service Providers
--------------------------------------------------------------------------------

Investment Adviser: Commerce Bank, N.A. (The "Adviser")
Commerce Bank, N.A. serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio. Commerce Bank, with offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 1000 Walnut Street, Kansas City, Missouri 64106, is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of September 30, 2000, the Adviser and its affiliates had approximately $10.2 billion in assets under management.

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Funds' average daily net assets):

                                        Contractual Rate
Core Equity Fund                              0.75%
Kansas Tax-Free Intermediate Bond Fund        0.50%

The Adviser may voluntarily or contractually waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

                                                 The Commerce Funds PAGE 27
                                                 ---------------
                                                                               .

Fund Managers:

Person                                 Fund(s)                 Experience
Brian P. Musielak, CFA             Kansas Tax-Free      Joined Commerce Bank in
 and Assistant Vice President     Intermediate Bond     1995 Fund manager since
                                                        Fund inception
                                                        5 years of experience
Michael E. Marks, CFA                Core Equity        Joined Commerce Bank in
 and Vice President                                     1999 Fund manager since
                                                        Fund inception
                                                        7 years of experience
                                                        Formerly a Portfolio
                                                        Manager and Senior
                                                        Investment Analyst from
                                                        November 1993 to
                                                        October 1998 at IAA
                                                        Trust Company

Administrator: Goldman Sachs Asset Management ("GSAM" Or The "Administrator") GSAM serves as Administrator of each of the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor: Goldman, Sachs & Co. ("Goldman" Or The "Distributor")
Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

Transfer Agent: State Street Bank And Trust Company ("State Street" Or The "Transfer Agent")
State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian: State Street Bank And Trust Company (The "Custodian")
State Street also serves as the Custodian of each of the Funds.


 PAGE 28 The Commerce Funds
 ---------------
 .

How Can I Contact The Commerce Funds?
If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information
The SAI contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports
You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-0102 or by electronic request to: publicinfo@sec.gov or by visiting the Public Reference Room. Call the SEC at (202) 942-8090 for information on operation of the public reference room. You can get copies of this information for free on the SEC's EDGAR database at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. As of the date of this Prospectus, the Funds had not commenced operations, and their annual report for the fiscal period ended October 31, 2001 will become available December, 2001. To make shareholder inquiries or to receive free copies of the SAI contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below.

                            [LOGO OF COMMERCE FUNDS]

                   P.O. Box 219525
                   Kansas City, Missouri 64121-9525

                   www.commercefunds.com

                          1 - 8 0 0 - 9 9 5 - 6 3 6 5
                             (8 a.m. - 5 p.m. CST)

                            [LOGO OF COMMERCE FUNDS]


                              The Core Equity Fund
                   The Kansas Tax-Free Intermediate Bond Fund
                           Service Shares Prospectus


  These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                               December 21, 2000

TABLE OF CONTENTS

        Overview of Each Fund
           Core Equity Fund                           3
           Kansas Tax-Free Intermediate Bond Fund     7
        Investment Securities and Practices          12
        Account Policies and Features                16
           Buying Service Shares                     16
           Redeeming Service Shares                  22
           General Policies                          25
        Business of The Commerce Funds               26
        Tax Information                              27
        Service Providers                            28

                                                 The Commerce Funds PAGE 1
                                                 ---------------
                                                                               .

The Commerce Funds

What These Funds Are: These Funds are mutual funds. A mutual fund is a pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, neither of these Funds can offer guaranteed results. You could lose money in these Funds.

The Commerce Funds consists of eleven investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This Prospectus offers Service Shares of two of these investment portfolios.

The Core Equity Fund seeks capital appreciation and, secondarily, current income.

The Kansas Tax-Free Intermediate Bond Fund seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

What These Funds Are Not: An investment in either of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the FDIC or any other agency of the government.

 PAGE 2 The Commerce Funds
 ---------------
 .

Core Equity Fund
--------------------------------------------------------------------------------

Michael E. Marks, CFA and Portfolio Manager

 . Joined Commerce Bank in 1999
 . Fund manager since Fund inception
 . 7 years of experience





Please see the table onpage. 12 for moredetailed informationabout the investment practices of the Core Equity Fund and the risks associated with those practices.
[GRAPHIC]
    Investment Objectives
    ---------------------------------------

Seeks capital appreciation and, secondarily, current income.

[GRAPHIC]
    Primary Investment Strategies
    ---------------------------------------

 . Invests principally in stocks of companies whose valuations and earnings potentials are attractive.
 . Through a disciplined approach, the Fund seeks a blend of companies either selling below fair value or producing strong earnings leading to future capital appreciation.
 . Generally purchases common stock of companies whose characteristics are comparable to those included in the S&P 500 Index.
 . Invests, under normal market conditions, at least 65% of its total assets in equity securities, primarily common stock.

[GRAPHIC]
    Primary Risks of Investing in the Fund
    ---------------------------------------

Investment Risk: The value of your investment in this Fund may go up or down, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund's net asset value may fluctuate with movements in the equity market.
Management Risk: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank, N.A. (Commerce
Bank), and is not insured or guaranteed by the FDIC or any other governmental agency.


                                                                       continued

                                                 The Commerce Funds PAGE 3
                                                 ---------------
                                                                               .

----------------------------------------------------------------------------
[GRAPHIC]
    Core Equity Fund Past Performance
    -------------------------------------------------------------------------

The Fund was recently organized and does not yet have a performance record as an investment company registered under the Investment Company Act of 1940 (the "Act"). The bar chart and table below provide some indication of the risks of investing in the Fund by showing the annual returns and long-term performance of the Personal Stock Fund (the "Common Trust Fund"), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. The Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Common Trust Fund had been registered under the Act, the performance shown may have been adversely affected. The performance is for periods before the effective date of this Prospectus.

The table shows the Common Trust Fund's performance from calendar year to calendar year since its inception. The table compares the Common Trust Fund's performance over time to that of a broad-based securities market index. The total return calculations in the bar chart and the table have been restated to include the estimated expenses of the Service Class but do not include waived fees or reimbursed expenses. Both charts assume reinvestment of dividends and distributions. Interests in the Common Trust Fund were sold to investors without a sales charge. The Service Shares' sales charge of 3.50% is not included in the bar chart below. However, the sales charge is included in the table below. If the Service Shares' sales charge of 3.50% had been included in the total return reflected in the bar chart, performance would be reduced. As with all mutual funds, how the Common Trust Fund performed in the past is not a prediction of how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 Each Year


                                    [GRAPH]

                            1990             4.41%
                            1991            40.16%
                            1992             3.56%
                            1993             0.98%
                            1994           (0.45)%
                            1995            38.38%
                            1996            22.58%
                            1997             29.2%
                            1998            27.97%
                            1999            14.36%

              (percentage)
Best Calendar Quarter: 24.74%, 4th Quarter 1998
Worst Calendar Quarter: 14.67%, 3rd Quarter 1998
The Fund's total return for the nine-month period ended September 30, 2000 was 1.18%.

Average Annual Total Return as of 12/31/99

                  1 Year 5 Years 10 Years
Core Equity Fund  10.35% 25.34%   16.76%
S&P 500 Index*    21.04% 28.54%   18.17%

 *The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies.
The Index figures do not reflect any fees or expenses.

 PAGE 4 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------
[GRAPHIC]
    Fees and Expenses
    -----------------------------------------------------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                             Core Equity Fund
                                                              Service Shares
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                             3.50%
 Maximum Sales Charge (load) Imposed on Reinvested
  Distributions                                                    None
 Maximum Deferred Sales Charge (load) Imposed on Redemptions
  (1)                                                              None
 Redemption Fees                                                   None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
 Management Fees                                                  0.75%
 Distribution (12b-1) Fees                                        0.25%
 Other Expenses (2)                                               0.29%
                                                                  -----
 Total Annual Fund Operating Expenses (3)                         1.29%
 Less: Fee Waiver                                                 0.02%
                                                                  -----
 Net Annual Fund Operating Expenses (3)                           1.27%
                                                                  =====

(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2) "Other Expenses" may include shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3) The Fund's Total Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year. The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Core Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.38% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time. Until October 31, 2001, the Administrator has contractually agreed to waive the administration fee to 0.13% of the average daily net assets.

Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year 3 Years
      $475   $743

                                                                       continued

                                                 The Commerce Funds PAGE 5
                                                 ---------------
                                                                               .

--------------------------------------------------------------------------------
[GRAPHIC]
    Core Equity Fund Financial Highlights
    -----------------------------------------------------------

The Fund commenced operations as of the date of this Prospectus. Therefore, financial highlights are unavailable for the Fund.




 PAGE 6 The Commerce Funds
 ---------------
 .

Kansas Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Brian P. Musielak, CFA and Portfolio Manager

 . Joined Commerce Bank in 1995
 . Fund manager since Fund inception
 . 5 years of experience




Please see the table onpage 12 for moredetailed informationabout the Kansas Tax-Free Intermediate Bond Fund and the risks associated with those practices. [GRAPHIC]
    Investment Objective
    ---------------------------------------

Seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

[GRAPHIC]
    Primary Investment Strategies
    ---------------------------------------

The Fund employs the following strategies in an effort to achieve current income and capital preservation:
 . Security Types: Under normal market conditions, invests at least 80% of its total assets in municipal obligations, 65% of which are issued by the State of Kansas and its political subdivisions.
 . Seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.
 . Strives to minimize net realized capital gains.
 . Credit Quality: Actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund's entire portfolio will be A or better.
 . Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund's portfolio securities will be five to ten years.

[GRAPHIC]
    Primary Risks of Investing in the Fund
    ---------------------------------------

Investment Risk: The value of your investment in this Fund may go up or down, which means that you could lose money.

Interest Rate Risk: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.

Market Risk: General economic conditions and/or the activities of individual issuers may cause the value of the securities in the Fund to increase or decrease.


                                                                       continued

                                                 The Commerce Funds PAGE 7
                                                 ---------------
                                                                               .

----------------------------------------------------------------------------

Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk: A strategy used by the Adviser may fail to produce the intended results.

State-Specific Risk: The Fund invests its assets predominantly in Kansas obligations. The actual payment of principal and interest on these obligations is dependent on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas obligations.

Non-Diversified Risk: The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax.

Municipal Obligation Risk: Payment on municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations.


An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.


 PAGE 8 The Commerce Funds
 ---------------
 .

----------------------------------------------------------------------------
[GRAPHIC]
    Kansas Tax-Free Intermediate Bond Fund Past Performance
    -----------------------------------------------------------

The Fund was recently organized and does not yet have a performance record as an investment company registered under the Investment Company Act of 1940 (the "Act"). The bar chart and table below provide some indication of the risks of investing in the Fund by showing the annual returns and long-term performance of the Kansas Tax-Free Fund (the "Kansas Common Trust Fund"), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. The Kansas Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Kansas Common Trust Fund had been registered under the Act, the performance shown may have been adversely affected. The performance is for periods before the effective date of this Prospectus.
The table shows the Kansas Common Trust Fund's performance from calendar year to calendar year since its inception. The table compares the Kansas Common Trust Fund's performance over time to that of a broad-based securities market index. The total return calculations in the bar chart and the table have been restated to include the estimated expenses of the Service Class but do not include waived fees or reimbursed expenses. Both charts assume reinvestment of dividends and distributions. Interests in the Kansas Common Trust Fund were sold to investors without a sales charge. The Service Shares' sales charge of 2.00% is not included in the bar chart below. However, the sales charge is included in the table below. If the Service Shares' sales charge of 2.00% had been included in the total return reflected in the bar chart, performance would be reduced. As with all mutual funds, how the Common Trust Fund performed in the past is not a prediction of how the Fund will perform in the future. Year-by-Year Total Returns as of 12/31 Each Year


                                 [GRAPH]

                         1990             5.86%
                         1991             7.88%
                         1992             4.95%
                         1993             6.82%
                         1994            -5.19%
                         1995            11.99%
                         1996             2.43%
                         1997             5.81%
                         1998             4.43%
                         1999            -1.05%

              (percentage)
Best Calendar Quarter: 5.10%, 1st Quarter 1995
Worst Calendar Quarter: -3.74%, 1st Quarter 1994
The Fund's total return for the nine-month period ended September 30, 2000 was 4.18%.
Average Annual Total Return as of 12/31/99

                            1 Year 5 Years 10 Years
Kansas Tax-Free
 Intermediate Bond Fund     -3.03%  4.21%   4.08%
Merrill Lynch Municipal
 Intermediate Index*        -0.01%  6.31%   6.41%

 *The Merrill Lynch Municipal Intermediate Index is comprised of investment-grade municipal securities ranging from one to twelve years in maturity. The Index figures do not reflect any fees or expenses.
                                                                       continued

                                                 The Commerce Funds PAGE 9
                                                 ---------------
                                                                               .

----------------------------------------------------------------------------

[GRAPHIC]
    Fees and Expenses
    -----------------------------------------------------------
The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                      Kansas Tax-Free
                                                   Intermediate Bond Fund
                                                       Service Shares
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                      2.00%
 Maximum Sales Charge (load) Imposed on Reinvested
  Distributions                                             None
 Maximum Deferred Sales Charge (load) Imposed on
  Redemptions (1)                                           None
 Redemption Fees                                            None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
 Management Fees                                           0.50%
 Distribution (12b-1) Fees                                 0.25%
 Other Expenses (2)                                        0.55%
                                                           -----
 Total Annual Fund Operating Expenses (3)                  1.30%
                                                           -----
 Less: Fee Waiver and Expense Reimbursement                0.40%
 Net Annual Fund Operating Expenses (3)                    0.90%
                                                           =====

(1) A deferred sales charge of 1% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2) "Other Expenses" may include shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3) The Adviser has contractually agreed to waive fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, from exceeding 0.90% of the Fund's average daily net assets until October 31, 2001. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year. Until October 31, 2001, the Administrator has contractually agreed to waive the administration fee to 0.13% of the average daily net assets.
Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year 3 Years
      $290   $565


 PAGE 10 The Commerce Funds
 ---------------
 .

----------------------------------------------------------------------------

[GRAPHIC]
    Kansas Tax-Free Intermediate Bond Fund Financial Highlights
    -----------------------------------------------------------

The Fund commenced operations as of the date of this Prospectus. Therefore, financial highlights are unavailable for the Fund.

                                                 The Commerce Funds PAGE 11
                                                 ---------------
                                                                               .

 Investment Securities and Practices
 -----------------------------------------------------------------------------

 This table shows some of the investment methods and securities that the Funds may use. The Funds' Statement of Additional Information (SAI available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. We encourage you to obtain and read a copy of the SAI should you have any questions about the Funds' investment policies. The investment securities and practices that are considered to be "principal" investment securities and practices are discussed above under each Fund.

 Key:
  # =percent of total assets the Fund may invest
                                          /\x=not permitted
  a=permitted

 -----------------------------------------------------------------------------

                                                 Core Equity    Kansas Tax-Free
  Investment Securities
   American Depository Receipts                        10(/1/)         /\x
   Asset-Backed Securities                            /\x              /\x
   Convertible Securities                               a              /\x
   Corporate Debt Obligations                         /\x              /\x
   Emerging Market Securities                         /\x              /\x
   Equity Securities                                    a              /\x
   European Depository Receipts                       /\x              /\x
   Foreign Equity Securities                           10(/1/)         /\x
   Foreign Debt and Foreign Government
    Securities                                        /\x              /\x
   Hybrids                                            /\x              /\x
   Mortgage-Related Securities                        /\x              /\x
   Municipal Obligations                              /\x                a
   Stripped Securities                                /\x              /\x
   U.S. Government Obligations                          a                a
   Variable and Floating Rate Instruments               a                a
   Zero Coupon Bonds                                    a                a
  Investment Practices
   Cross Hedging of Currencies                        /\x              /\x
   Foreign Currency Exchange Contracts                /\x              /\x
   Futures Contracts & Related Options                  a                a
   Interest Rate Swaps, Mortgage Swaps, Caps
    and Floors                                        /\x                a
   Mortgage Dollar Rolls                              /\x              /\x
   Options on Foreign Currencies                      /\x              /\x
   Options on Securities and Securities Indices        25                5(/2/)
   Repurchase Agreements                           33 1/3           33 1/3
   Standby Commitments                                /\x                a
   When-Issued and Forward Commitments                  a               25

 -----------------------------------------------------------------------------

 (1) The Core Equity Fund may invest up to 10% of its total assets in foreign securities, including ADRs.

 (2) The Kansas Tax-Free Intermediate Bond Fund may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

 PAGE 12 The Commerce Funds
 ---------------
 .

Risks: The following chart summarizes the types of risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds' SAI, which is available upon request. The risks that are considered to be "principal" risks are discussed above under each Fund.
 -----------------------------------------------------------------------------

                              Core    Kansas
                              Equity Tax-Free
 Risks Associated with
  These Investments
   Credit Risk                           X
   Interest Rate Risk                    X
   Investment Risk               X       X
   Management Risk               X       X
   Market Risk                   X       X
   Municipal Obligation Risk             X
   Non-Diversified Risk                  X
   Portfolio Turnover Risk       X       X
   Short-Term Investing Risk     X       X
   State-Specific Risk                   X
   Tax Risk                              X

 -----------------------------------------------------------------------------
Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. A Fund could lose money in either of these instances.

Interest Rate Risk: Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up (although many mortgage related securities will have less potential than other debt securities for capital appreciation during period of declining rates). Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund's share price will go up or down in response to interest rate changes.

Investment Risk: The value of your investment in a Fund may go up or down, which means that you could lose money.

Management Risk: A strategy used by the Adviser may fail to produce the intended results. The Adviser's assessment of issuers whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund's NAV may fluctuate with movements in the equity markets.

Municipal Obligation Risk: Payment on municipal obligations held by a Fund pertaining to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from the foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the

                                                     The Commerce Funds PAGE 13
                                                     ---------------
                                                                           .

principal or accrued interests on the defaulted municipal obligations. The obligations of the issuer to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal obligation may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

Non-Diversified Risk: The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Portfolio Turnover Risk: The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

Short-Term Investing Risk: For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations may include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of a Fund's shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

State-Specific Risk: The Kansas Tax-Free Intermediate Bond Fund invests its assets predominantly in Kansas obligations. The actual payment of principal and interest on these obligations is dependent on the Kansas legislature allotting the money each fiscal

 PAGE 14 The Commerce Funds
 ---------------
 .

year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting these obligations.

Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal obligations is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a fund's ability to buy and sell municipal obligations at favorable yield and price levels.

                                                 The Commerce Funds PAGE 15
                                                 ---------------
                                                                               .

Account Policies And Features
--------------------------------------------------------------------------------

The following information is intended to help you understand how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Service Shares
--------------------------------------------------------------------------------

How Are Service Shares Priced?
You pay a sales charge (load) to invest in these Funds. Service Shares of the Funds are purchased at their public offering price (POP), which is a Fund's net asset value (NAV) per share plus a front-end sales charge. The NAV is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) every day the NYSE is open. Your order will be priced at the NAV next calculated after your order is received in good order by The Commerce Funds' Transfer Agent plus any applicable sales charge. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in good form by the close of regular trading on the NYSE that day. If The Commerce Funds receives and accepts your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.


 How to Calculate NAV

            (Value of Assets Attributable to the Class) - (Liabilities Attributable to the Class)
           ---------------------------------------------------------------------------------------
  NAV   =                         Number of Outstanding Shares of the Class




 PAGE 16 The Commerce Funds
 ---------------
 .

Sales Charge: The maximum front-end sales charge is 3.50% for the Core Equity Fund and is 2.00% for the Kansas Tax-Free Intermediate Bond Fund, and may be less based on the amount you invest, as shown in the following charts:

Core Equity Fund

                                                        Maximum Dealer's
                          As a % of       As a % of    Reallowance as a %
                        offering price net asset value of offering price
  Amount of Purchase      per share       per share        per share*
Less than $100,000           3.50           3.63              3.15
$100,000 but less than
 $250,000                    2.50           2.56              2.25
$250,000 but less than
 $500,000                    1.50           1.52              1.35
$500,000 but less than
 $1,000,000                  1.00           1.01              0.90
$1,000,000 or more           0.00**         0.00**            1.00***

*  Dealer's reallowance may be changed periodically.
** There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a contingent deferred sales charge (CDSC) of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.
*** The Distributor may pay placement fees to dealers of up to 1.00% of the NAV on purchases of Service Shares of $1,000,000 or more.

Kansas Tax-Free Intermediate Bond Fund

                                                        Maximum Dealer's
                          As a % of       As a % of    Reallowance as a %
                        offering price net asset value of offering price
  Amount of Purchase       purchase       per share        per share*
Less than $500,000           2.00           2.04              1.80
$500,000 but less than
 $1,000,000                  1.00           1.01              0.90
$1,000,000 or more           0.00**         0.00**            1.00***

*Dealer's reallowance may be changed periodically
** There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a CDSC of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.
*** The Distributor may pay placement fees to dealers of up to 1.00% of the POP on Service Shares purchases of $1,000,000 or more.

                                                 The Commerce Funds PAGE 17
                                                 ---------------
                                                                               .

When There Is No Sales Charge: There is generally no sales charge on Service Shares purchased by the following types of investors or transactions:
 . automatic reinvestments and cross reinvestments of dividends and capital gain distributions;
 . the Exchange Privilege described below;
 . the Redemption Reinvestment Privilege described below;
 . non-profit organizations, foundations and endowments qualified under Section
  501(c)(3) of the Internal Revenue Code (excluding individual tax sheltered annuities);
 . any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;
 . registered representatives of dealers who have entered into dealer agreements with Goldman, Sachs & Co. to the extent permitted by such firms and for their customers;
 . financial planners and their clients;
 . customers of Commerce Bank's Investment Management Group (IMG) who purchase shares for an account that is outside the IMG relationship; or . immediate family (other than spouses and legal dependents) of employees, directors, advisory directors, officers and retirees of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates.

What Is The Minimum Investment For The Funds?

                                                          Initial   Additional
                                                         Investment Investments
Regular Account                                            $1,000         $250
Automatic Investment Account                               $  500    $50/month
Individual Retirement Accounts (except SEP & SIMPLE
 IRAs), Keogh plans, corporate retirement plans, public
 employer deferred plans, profit sharing plans and
 401(k) plans                                              $1,000         $250
SEP and SIMPLE IRAs                                        $   50    $50/month

Who Can Buy Service Shares?

This Prospectus describes the Service Shares of each Fund. Service Shares are offered primarily to:

 . individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

 . financial planners and their clients.

The Commerce Funds is also authorized to issue an additional class of shares, the Institutional Shares. Institutional Shares are offered primarily to:

 . investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares,

 PAGE 18 The Commerce Funds
 ---------------
 .

 Inc. and its subsidiaries (for example, Commerce Bank Investment Management Group clients), and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under their wills;

 . participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;

 . any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;

 . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates; and

 . financial planners, broker/dealers and their clients.

How Do I Buy Service Shares?

The following section describes features and gives specific instructions on how to purchase Service Shares directly from The Commerce Funds. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider The Following Features To Customize Your Account:

 . Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House (ACH) are eligible. Check with your financial institution to determine eligibility.

 . Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

                                                 The Commerce Funds PAGE 19
                                                 ---------------
                                                                               .

 . Using Rights Of Accumulation: When you buy Service Shares of The Commerce
  Funds, your current total investment determines the sales charge (load) you pay. Since larger investments receive a discounted sales charge, the sales charge (load) you pay may subsequently be reduced as you build your investment.

 To buy Service Shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. (See section 5 of the application.) A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

 Example: Suppose you own Service Shares with a current total value of $90,000 that can be traced back to the purchase of the shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family (except Funds that have a 2.00% sales charge), you will pay a reduced sales charge of 2.50% of the POP on the additional purchase.

 . Using Letters Of Intent: You may also buy Service Shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $100,000 in one or more Fund of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Service Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your Service Shares been purchased at once. To use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

Things To Consider When Completing A Letter Of Intent:
 . The Letter of Intent does not bind you to buy or sell shares of the full amount at the sales charge indicated. However, you must complete the intended purchase to obtain the reduced sales charge.
 . When you sign a Letter of Intent, The Commerce Funds will hold in escrow a sufficient number of shares which can be sold to make up any difference in the sales charge on the amount actually invested.
 . After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.
 . If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment.
 . You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit. Please reference on the account application the accounts that are to be combined for this purpose.

 PAGE 20 The Commerce Funds
 ---------------
 .

2. Contact The Commerce Funds To Open Your Account:

    By Mail:
    -----------------------------------------------------------
[GRAPHIC]
    Complete an account application. Mail the completed application and a check payable to The Commerce Funds to:
                The Commerce Funds
                c/o Shareholder Services
                P.O. Box 219525
                Kansas City, MO 64121-9525
    In Person:
    -----------------------------------------------------------
[GRAPHIC]
    You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

 . Federal regulations require you to provide a certified Taxpayer
  Identification Number upon opening or reopening an account.

 . If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

    By Electronic Funds Transfer:
    -----------------------------------------------------------
[GRAPHIC]
    To use Electronic Funds Transfer, have your bank send your investment to:

    Investors Fiduciary Trust Company, with these instructions:
             --ABA #101003621
             --Account #756-044-3
             --Your name and address
             --Your social security or tax ID number
             --Name of the Fund
             --Class of shares
             --Your new account number

                                                 The Commerce Funds PAGE 21
                                                 ---------------
                                                                               .

What Are My Options For Changing My Investment Within The Commerce Funds?

 . Changing Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for Service Shares of any other Commerce Fund. Exchanges may also be made into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund"). Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund.

 Service Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

 . Making Automatic Exchanges: You may request on your account application that a specified dollar amount of Service Shares be automatically exchanged for Service Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

 .Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund of the Service Class to another Fund of the Service Class. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under "Changing Shares From Fund to Fund."

Redeeming Service Shares
--------------------------------------------------------------------------------

You May Sell Shares At Any Time: Your shares will be sold at the NAV next calculated after The Commerce Funds' Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within a week. Please note: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 business days.

 PAGE 22 The Commerce Funds
 ---------------
 .

Receipt Of Proceeds From A Sale: Ordinarily, sale proceeds will be disbursed the next business day following receipt by the Transfer Agent of a properly completed order. Payment by check will ordinarily be made within seven calendar days following redemption or you may have your proceeds sent by federal wire to your financial institution account. Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Your request to wire proceeds is subject to the financial institution's wire charges.

Written requests to sell Service Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider Using An Automated Redemption:

 . Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2. Contact The Commerce Funds To Redeem Shares From Your Account

    By Mail:
    -----------------------------------------------------------
[GRAPHIC]
    Write a letter to us that gives the following information:
             --names of all account owners
             --your account number
             --the name of the Fund
             --the dollar amount you want to redeem
             --what we should do with the proceeds

                                                 The Commerce Funds PAGE 23
                                                 ---------------
                                                                               .

    Each owner, including each joint owner should sign the letter. Mail your request to:
               The Commerce Funds
               c/o Shareholder Services
               P. O. Box 219525
               Kansas City, MO 64121-9525

    By Telephone--Requesting Proceeds Be Wired:
    -----------------------------------------------------------
[GRAPHIC]
    Call The Commerce Funds with your request. Please see "What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?" below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Funds must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

    By Telephone--Requesting Proceeds Be Sent By Check:
    -----------------------------------------------------------
[GRAPHIC]
    Call The Commerce Funds at 1-800-995-6365 (8 a.m. - 5 p.m. CST) with your request. Please see "What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?" below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

    In Person:
    -----------------------------------------------------------
[GRAPHIC]
    You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.- 5 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 8 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

 PAGE 24 The Commerce Funds
 ---------------
 .

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies
--------------------------------------------------------------------------------

Dividend And Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

  (1) reinvest all dividend and capital gain distributions in additional Service Shares,
  (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Service Shares,
  (3) receive all dividend and capital gain distributions in cash, or
  (4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Service Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Service Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m. - 5 p.m. CST). The change will become effective after it is received in good order and processed by the Transfer Agent.

                                    Monthly    Quarterly    Net Realized
Fund                               Dividends* Dividends** Capital Gains***
Core Equity                                         x             x
Kansas Tax-Free Intermediate Bond       x                         x

* Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
** Quarterly dividends are both declared and paid on the calendar quarter months.
***Each Fund declares and distributes net realized capital gains annually
   (December).

The Commerce Funds Reserve The Right To:
 . Redeem your account involuntarily if, after 60 days' written notice, your account's value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

 . Suspend or delay the payment of redemption proceeds when the NYSE is closed
  (other than for customary weekend and holiday closings), during periods when trading on the

                                                 The Commerce Funds PAGE 25
                                                 ---------------
                                                                               .

 NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

 . Without notice, stop offering shares of a Fund, reject any purchase order
  (including exchanges), or bar an investor who is engaging in excessive trading from purchasing or exchanging shares of a Fund.

Arrangements With Certain Institutions
Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund's POP next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

Business Of The Commerce Funds
--------------------------------------------------------------------------------

Shareholder Servicing
The Commerce Funds have adopted a distribution plan under Rule 12b-1 that permits each Fund to pay up to 0.25% annually of its average daily net assets attributable to the Service Shares. The Funds also have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of average daily net assets of Shares held under the plan to third parties for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of each Fund's assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Distributor and its affiliates may, out of its administration fee or other resources, pay a fee of up to 0.25% of the amount invested or additional incentives to dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to

 PAGE 26 The Commerce Funds
 ---------------
 .

NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m. - 5 p.m. CST).

Tax Information
--------------------------------------------------------------------------------

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

Taxes on Distributions
The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year, The Commerce Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying into a dividend."

Taxes on Exchanges and Redemptions
When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

                                                 The Commerce Funds PAGE 27
                                                 ---------------
                                                                               .

Backup Withholding
By law, The Commerce Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Tax Consequences Of The Kansas Tax-Free Intermediate Bond Fund
The Kansas Tax-Free Intermediate Bond Fund's distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

Kansas Taxes: Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Kansas and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Service Providers
--------------------------------------------------------------------------------

Investment Adviser: Commerce Bank, N.A. (the "Adviser")
Commerce Bank, N.A. serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio. Commerce Bank, with offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 1000 Walnut Street, Kansas City, Missouri 64106, is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of September 30, 2000 the Adviser and its affiliates had approximately $10.2 billion in assets under management.

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Funds' average daily net assets).

                                          Contractual
                                             Rate
  Core Equity Fund                           0.75%
  Kansas Tax-Free Intermediate Bond Fund     0.50%

 PAGE 28 The Commerce Funds
 ---------------
 .

The Adviser may voluntarily or contractually waive a portion of its advisory fee from time to time, and may discontinue any voluntary waiver at any time at its discretion.

Fund Managers:

Person                         Fund(s)                    Experience
Brian P. Musielak, CFA  Kansas Tax-Free        Joined Commerce Bank in 1995
 and Assistant Vice     Intermediate Bond Fund Fund manager since Fund inception
 President                                     5 years of experience

Michael E. Marks, CFA   Core Equity Fund         Joined Commerce Bank in 1999
 and Vice President                              Fund manager since Fund inception
                                                 7 years of experience
                                                 Formerly a Portfolio Manager and
                                                 Senior Investment Analyst from
                                                 November 1993 to October 1998 of
                                                 IAA Trust Company

Administrator: Goldman Sachs Asset Management ("GSAM" or the "Administrator") GSAM serves as Administrator of each of the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor: Goldman, Sachs & Co. ("Goldman" or the "Distributor")
Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

Transfer Agent: State Street Bank and Trust Company ("State Street" or the "Transfer Agent")
State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian: State Street Bank and Trust Company (the "Custodian")
State Street also serves as the Custodian of each of the Funds.

                                                 The Commerce Funds PAGE 29
                                                 ---------------
                                                                               .

How Can I Contact The Commerce Funds?
If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information
The SAI contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports
You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-0102 or by electronic request to: publicinfo@sec.gov. or by visiting the Public Reference Room. Call the SEC at (202) 942-8090 for information on operation of the public reference room. You can get copies of this information for free on the SEC's EDGAR database at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. As of the date of this Prospectus, the Funds had not commenced operations, and their annual report for the fiscal period ended October 31, 2001 will become available December, 2001. To make shareholder inquiries or to receive free copies of the SAI contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below.

                            [LOGO OF COMMERCE FUNDS]

                   P.O. Box 219525
                   Kansas City, Missouri 64121-9525

                   www.commercefunds.com

                          1 - 8 0 0 - 9 9 5 - 6 3 6 5
                             (8 a.m. - 5 p.m. CST)

                            [LOGO OF COMMERCE FUNDS]


                  The National Tax-Free Intermediate Bond Fund
                  The Missouri Tax-Free Intermediate Bond Fund
                           Service Shares Prospectus


  These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               December 18, 2000

TABLE OF CONTENTS

        Overview of Each Fund
           National Tax-Free Intermediate Bond Fund     3
           Missouri Tax-Free Intermediate Bond Fund
                                                        8
        Investment Securities and Practices            13
        Account Policies and Features                  17
           Buying Service Shares                       17
           Redeeming Service Shares                    23
           General Policies                            25
        Business of The Commerce Funds                 27
        Tax Information                                27
        Service Providers                              29

                                                 The Commerce Funds PAGE 1
                                                 ---------------
                                                                               .

The Commerce Funds

What These Funds Are: These Funds are mutual funds. A mutual fund is a pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, neither of these Funds can offer guaranteed results. You could lose money in these Funds.

The Commerce Funds consists of eleven investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This Prospectus offers Service Shares of two of these investment portfolios.

The National Tax-Free Intermediate Bond Fund seeks current income exempt from federal income tax as is consistent with the preservation of capital.

The Missouri Tax-Free Intermediate Bond Fund seeks current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

What These Funds Are Not: An investment in either of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the FDIC or any other agency of the government.

 PAGE 2 The Commerce Funds
 ---------------
 .

National Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Brian P. Musielak, CFA and Portfolio Manager

 . Joined Commerce Bank in 1995
 . Fund manager since 1999
 . 5 years of experience

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.


Please see the table on p.13 for more detailed information about the investment practices of the National Tax-Free Intermediate Bond Fund and the risks associated with those practices.


[GRAPHIC]
    Investment Objective
    ---------------------------------------

Seeks current income exempt from federal income tax as is consistent with the preservation of capital.

[GRAPHIC]
    Primary Investment Strategies
    ---------------------------------------

The Fund employs the following strategies in an effort to achieve current income and capital preservation:
 . Security Types: Intends to invest primarily (at least 80%) in investment-grade municipal bonds issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes.
 . Up to 20% of the Fund's net assets may be invested in municipal obligations that are not exempt from regular federal income tax.
 . Credit Quality: The market-weighted average credit rating of the Fund's entire portfolio will be AA or better.
 . Maturity Distribution: Actively manages maturities to take advantage of changes in interest rates. The average weighted effective maturity of the Fund's portfolio securities will be three to ten years, under normal market conditions.
 . The average effective duration of the Fund will be within 30% of the duration of the Merrill Lynch Municipal Intermediate Index, although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds. For example, if the duration of the Merrill Lynch Municipal Intermediate Index were 5.4 years, the Fund's assets would have a duration of between 3.78 years and 7.02 years.
 . Strives to minimize net realized capital gains.


                                                 The Commerce Funds PAGE 3
                                                 ---------------
                                                                               .

-------------------------------------------------------------------------
[GRAPHIC]
    Primary Risks of Investing in the Fund
    -----------------------------------------------------------

Investment Risk: The value of your investment in this Fund may go up or down, which means that you could lose money.
Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.

Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk: A strategy used by the Adviser may fail to produce the intended results.

Municipal Obligation Risk: Payment on municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations.

Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.


 PAGE 4 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------
[GRAPHIC]
    National Tax-Free Intermediate Bond Fund Past Performance
    -----------------------------------------------------------

Service Shares of the Fund have less than one calendar year's performance. For this reason, the performance information shown below is for another class of shares (Institutional Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that Service Shares have a 0.25% distribution (12b-1) fee and, unlike Institutional Shares, are subject to a maximum sales charge of 2.00%.

The chart and table below provide some indication of the risks of investing in the Fund by showing the annual returns and long-term performance of the Institutional Shares. The bar chart shows the Institutional Shares performance from calendar year to year since its inception. The table compares the Institutional Shares' performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how the Fund performed in the past is not a prediction of how it will perform in the future. The performance of the Institutional Shares reflects expense limitations in effect. If expense limitations were not in place, the performance of the Institutional Shares would have been reduced. The Service Shares' sales charge of 2.00% is not included in the bar chart below. However, the sales charge is included in the table below. Institutional Shares are not subject to a sales charge. If the Service Shares' sales charge of 2.00% had been included in the average annual total return reflected in the bar chart, performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)


                                    [GRAPH]

                                1999     -1.12%
                                1998      5.56%
                                1997      6.54%
                                1996      2.97%

                     (percentage)

Best Calendar Quarter: 2.88%, 3rd Quarter 1998
Worst Calendar Quarter: -1.68%, 2nd Quarter 1999

The Fund's total return of the Institutional Shares for the nine-month period ended September 30, 2000 was 5.62%.

Average Annual Total Return as of 12/31/99

                                    Since Inception
                     1 Year 3 Years    (2/21/95)
National Tax-Free
 Intermediate Bond
 Fund (Institutional
 Shares)             -3.10%  2.90%       4.00%
Merrill Lynch
 Municipal
 Intermediate Index* -0.01%  4.60%       5.84%

* The Merrill Lynch Municipal Intermediate Index is comprised of investment grade municipal securities ranging from 1 to 12 years in maturity. The Index figures do not reflect any fees or expenses.

                                                 The Commerce Funds PAGE 5
                                                 ---------------
                                                                               .

-------------------------------------------------------------------------
[GRAPHIC]
    Fees and Expenses
    -------------------------------------------------------------------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                     National Tax-Free
                                                   Intermediate Bond Fund
                                                       Service Shares
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                      2.00%
 Maximum Sales Charge (load) Imposed on Reinvested
  Distributions                                             None
 Maximum Deferred Sales Charge (load) Imposed on
  Redemptions (1)                                           None
 Redemption Fees                                            None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
 Management Fees                                           0.50%
 Distribution (12b-1) Fees                                 0.25%
 Other Expenses (2)                                        0.55%
                                                           -----
 Total Annual Fund Operating Expenses (3)                  1.30%
 Less: Fee Waiver and Expense Reimbursement                0.35%
                                                           -----
 Net Annual Fund Operating Expenses (3)                    0.95%
                                                           =====

(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,00 or more.
(2) "Other Expenses" include shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3) The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2001, to 0.95% of the Fund's average daily net assets. The Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses of the Fund are estimated based on expenses expected to be incurred by the Fund in the current fiscal year. Until October 31, 2001, the Administrator has contractually agreed to waive the administration fee to 0.13% of the average daily net assets.
Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year 3 Years
      $295   $570

 PAGE 6 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------

[GRAPHIC]
    National Tax-Free Intermediate Bond Fund(a) Financial Highlights
    -----------------------------------------------------------


The following table describes the Fund's performance for Institutional Shares since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information for the years ended October 31, 1995 through 1999 has been audited by KPMG LLP, the Funds' independent auditors. Their report, along with the Fund's financial statements, is incorporated by reference in the Fund's Statement of Additional Information (available upon request). The information for the six-month period ended April 30, 2000 is unaudited. The Fund's financial statements for the six-month period are also incorporated by reference into the Statement of Additional Information.

                           10/31/99           Year Ended 10/31              2/21/95(b)
                           through     -----------------------------------   through
  Institutional Shares    4/30/00(f)    1999      1998     1997     1996     10/31/95
Net asset value,
 beginning of period       $ 18.24     $ 19.33   $ 18.85  $ 18.46  $ 18.54   $ 18.00
Income from investment
 operations(c):
 Net investment income        0.39        0.74      0.74     0.72     0.73      0.54
 Net realized and
  unrealized gain (loss)     (0.03)      (0.93)     0.48     0.39    (0.07)     0.54
Distributions to
 shareholders:
 From net investment
  income                     (0.39)      (0.74)    (0.74)   (0.72)   (0.73)    (0.54)
 From net realized gains     (0.01)      (0.16)       --       --    (0.01)       --
Net asset value, end of
 period                    $ 18.20     $ 18.24   $ 19.33  $ 18.85  $ 18.46   $ 18.54
Total return(d)              1.96%       (1.08)%   6.59%    6.16%    3.60%     6.06%
Net assets at end of
 period (in 000's)         $40,624     $40,243   $33,528  $25,281  $17,613   $10,721
Ratio of net expenses to
 average net assets          0.70%(e)    0.70%     0.74%    0.85%    0.85%     0.85%(e)
Ratio of net investment
 income to average
 net assets                  4.23%(e)    3.90%     3.87%    3.89%    3.93%     4.19%(e)
Ratios assuming no
 voluntary waiver of
 fees or expense
 limitations:
 Ratio of expenses to
  average net assets         0.94%(e)    0.93%     1.04%    1.15%    1.55%     1.90%(e)
 Ratio of net investment
  income to average net
  assets                     3.99%(e)    3.67%     3.57%    3.59%    3.23%     3.14%(e)
Portfolio turnover rate        21%         35%       41%       6%      34%       19%

(a) Formerly the National Tax-Free Bond Fund.
(b) Commencement of operations.
(c) Includes the balancing effect of calculating per share amounts.
(d) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(e) Annualized.
(f) Unaudited.

                                                 The Commerce Funds PAGE 7
                                                 ---------------
                                                                               .

Missouri Tax-Free Intermediate Bond Fund
-------------------------------------------------------------------------

Brian P. Musielak, CFA and Portfolio Manager

 . Joined Commerce Bank in 1995
 . Fund manager since 1999
 . 5 years of experience


Please see the table on p.13 for more detailed information about the investment practices of the Missouri Tax-Free Intermediate Bond Fund and the risks associated with those practices.
[GRAPHIC]
    Investment Objective
    ---------------------------------------

Seeks current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

[GRAPHIC]
    Primary Investment Strategies
    ---------------------------------------

The Fund employs the following strategies in an effort to achieve current income and capital preservation:
 . Security Types: Normally invests at least 80% of its total assets in municipal obligations, 65% of which are issued by the State of Missouri and its political subdivisions, as well as other governmental issuers.
 . Seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.
 . Strives to minimize net realized capital gains.
 . Maturity Distribution: Under normal market conditions, the average weighted maturity of the Fund's portfolio securities will be three to ten years.
 . Credit Quality: Actively manages maturities to take advantage of changes in interest rates. The market-weighted average credit rating of the Fund's entire portfolio will be AA or better.

[GRAPHIC]
    Primary Risks of Investing in the Fund
    ---------------------------------------

Investment Risk: The value of your investment in this Fund may go up or down, which means that you could lose money.
Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
Interest Rate Risk: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.

 PAGE 8 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------
Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk: A strategy used by the Adviser may fail to produce the intended results.

State-Specific Risk: The Fund invests its assets predominantly in Missouri obligations. The actual payment of principal and interest on these obligations is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri obligations.

Non-Diversified Risk: The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.

Municipal Obligation Risk: Payment on municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations.


An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

                                                                       continued

                                                 The Commerce Funds PAGE 9
                                                 ---------------
                                                                               .

-------------------------------------------------------------------------
[GRAPHIC]
    Missouri Tax-Free Intermediate Bond Fund Past Performance
    -----------------------------------------------------------

Service Shares of the Fund have less than one calendar year's performance. For this reason, the performance information shown below is for another class of shares (Institutional Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that Service Shares have a 0.25% distribution (12b-1) fee and, unlike Institutional Shares, are subject to a maximum sales charge of 2.00%.

The chart and table below provide some indication of the risks of investing in the Fund by showing the annual returns and long-term performance of the Institutional Shares. The bar chart shows the Institutional Shares performance from calendar year to year since its inception. The table compares the Institutional Shares' performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how the Fund performed in the past is not a prediction of how it will perform in the future. The performance of the Institutional Shares reflects expense limitations in effect. If expense limitations were not in place, the performance of the Institutional Shares would have been reduced. The Service Shares' sales charge of 2.00% is not included in the bar chart below. However, the sales charge is included in the table below. Institutional Shares are not subject to a sales charge. If the Service Shares' sales charge of 2.00% had been included in the average annual total return reflected in the bar chart, performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

                                  [GRAPH]

                              1999     -1.00%
                              1998      5.41%
                              1997      6.84%
                              1996      2.67%
                    (percentage)

Best Calendar Quarter: 2.70%, 3rd Quarter 1998
Worst Calendar Quarter: -1.43%, 2nd Quarter 1999

The Fund's total return of the Institutional Shares for the nine-month period ended September 30, 2000 was 5.58%.

Average Annual Total Return as of 12/31/99

                                    Since Inception
                     1 Year 3 Years    (2/21/95)
Missouri Tax-Free
 Intermediate Bond
 Fund (Institutional
 Shares)             -2.99%  3.01%       3.90%
Merrill Lynch
 Municipal
 Intermediate Index* -0.01%  4.60%       5.84%

* The Merrill Lynch Municipal Intermediate Index is comprised of investment grade municipal securities ranging from 1 to 12 years in maturity. The Index figures do not reflect any fees or expenses.

 PAGE 10 The Commerce Funds
 ---------------
 .

-------------------------------------------------------------------------

[GRAPHIC]
    Fees and Expenses
    -----------------------------------------------------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                     Missouri Tax-Free
                                                   Intermediate Bond Fund
                                                       Service Shares
Shareholder Fees
(fees paid directly from your investment)
 Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                      2.00%
 Maximum Sales Charge (load) Imposed on Reinvested
  Distributions                                             None
 Maximum Deferred Sales Charge (load) Imposed on
  Redemptions (1)                                           None
 Redemption Fees                                            None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
 Management Fees                                           0.50%
 Distribution (12b-1) Fees                                 0.25%
 Other Expenses (2)                                        0.55%
                                                           -----
 Total Annual Fund Operating Expenses (3)                  1.30%
 Less: Fee Waiver and Expense Reimbursements               0.40%
                                                           -----
 Net Annual Fund Operating Expenses (3)                    0.90%
                                                           =====

(1) A deferred sales charge of 1% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
(2) "Other Expenses" include shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Shares held under the Shareholder Administrative Services Plan.
(3) The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, at least until October 31, 2001, to 0.90% of the Fund's average daily net assets. The Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on fees and expenses expected to be incurred by the Fund in the current fiscal year. Until October 31, 2001, the Administrator has contractually agreed to waive the administration fee to 0.13% of the average daily net assets.
Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year 3 Years
      $290   $565


                                                                       continued


                                                 The Commerce Funds PAGE 11
                                                 ---------------
                                                                               .

Missouri Tax-Free Intermediate Bond Fund
------------------------------------------------------------------

[GRAPHIC]
    Missouri Tax-Free Intermediate Bond Fund(a) Financial Highlights
    -----------------------------------------------------------

The following table describes the Fund's performance for Institutional Shares for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information for the years ended October 31, 1995 through 1999 has been audited by KPMG LLP, the Funds' independent auditors. Their report, along with the Fund's financial statements, is incorporated by reference in the Fund's Statement of Additional Information (available upon request). The information for the six-month period ended April 30, 2000 is unaudited. The Fund's financial statements for the six-month period are also incorporated by reference into the Statement of Additional Information.

                           10/31/99           Year Ended 10/31              2/21/95(b)
                           through     -----------------------------------   through
  Institutional Shares    4/30/00(f)    1999      1998     1997     1996     10/31/95
Net asset value,
 beginning of period       $ 18.07     $ 19.07   $ 18.61  $ 18.26  $ 18.40    $18.00
Income from investment
 operations(c):
 Net investment income        0.39        0.73      0.74     0.76     0.76      0.57
 Net realized and
  unrealized gain (loss)     (0.05)      (0.90)     0.47     0.37    (0.14)     0.40
Distributions to
 shareholders:
 From net investment
  income                     (0.39)      (0.73)    (0.74)   (0.76)   (0.76)    (0.57)
 From net realized gains        --       (0.10)    (0.01)   (0.02)      --        --
Net asset value, end of
 period                    $ 18.02     $ 18.07   $ 19.07  $ 18.61  $ 18.26    $18.40
Total return(d)              1.89%       (0.95)%   6.65%    6.31%    3.43%     5.45%
Net assets at end of
 period (in 000s)          $37,246     $42,641   $34,051  $24,434  $17,034    $8,889
Ratio of net expenses to
 average net assets          0.65%(e)    0.65%     0.65%    0.65%    0.65%     0.65%(e)
Ratio of net investment
 income to average net
 assets                      4.29%(e)    3.91%     3.93%    4.14%    4.14%     4.41%(e)
Ratios assuming no
 voluntary waiver of
 fees or expense
 limitations:
 Ratio of expenses to
  average net assets         0.94%(e)    0.92%     1.03%    1.21%    1.58%     2.12%(e)
 Ratio of net investment
  income to average net
  assets                     4.00%(e)    3.64%     3.55%    3.58%    3.21%     2.94%(e)
Portfolio turnover rate        17%         21%       34%      13%      49%       52%

(a) Formerly the Missouri Tax-Free Bond Fund.
(b) Commencement of operations.
(c) Includes the balancing effect of calculating per share amounts.
(d) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e) Annualized.
(f) Unaudited.

 PAGE 12 The Commerce Funds
 ---------------
 .

 Investment Securities and Practices
 -----------------------------------------------------------------------------

 This table shows some of the investment methods and securities that the Funds may use. The Funds' Statement of Additional Information (SAI) (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. We encourage you to obtain and read a copy of the SAI should you have any questions about the Funds' investment policies. The investment securities and practices that are considered to be "principal" investment securities and practices are discussed above under each Fund.

 Key:
 # =percent of total assets the Fund may invest
                                            a=permitted
                                          /\x=not permitted

 -----------------------------------------------------------------------------

                                           National Tax-Free  Missouri Tax-Free
  Investment Securities
   American Depository Receipts                     /\x                /\x
   Asset-Backed Securities                          /\x                /\x
   Convertible Securities                           /\x                /\x
   Corporate Debt Obligations                       /\x                /\x
   Emerging Market Securities                       /\x                /\x
   Equity Securities                                /\x                /\x
   European Depository Receipts                     /\x                /\x
   Foreign Equity Securities                        /\x                /\x
   Foreign Debt and Foreign Government
    Securities                                      /\x                /\x
   Hybrids                                          /\x                /\x
   Mortgage-Related Securities                      /\x                /\x
   Municipal Obligations                              a                  a
   Stripped Securities                              /\x                /\x
   U.S. Government Obligations                        a                  a
   Variable and Floating Rate Instruments             a                  a
   Zero Coupon Bonds                                  a                  a
  Investment Practices
   Cross Hedging of Currencies                      /\x                /\x
   Foreign Currency Exchange Contracts              /\x                /\x
   Futures Contracts & Related Options                a                  a
   Interest Rate Swaps, Mortgage Swaps,
    Caps and Floors                                   a                  a
   Mortgage Dollar Rolls                            /\x                /\x
   Options on Foreign Currencies                    /\x                /\x
   Options on Securities and Securities
    Indices                                      5(/1/)             5(/1/)
   Repurchase Agreements                         33 1/3             33 1/3
   Standby Commitments                                a                  a
   When-Issued and Forward Commitments               25                 25

 -----------------------------------------------------------------------------

 (1) The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

                                                 The Commerce Funds PAGE 13
                                                 ---------------
                                                                               .

 Risks : The following chart summarizes the types of risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds' SAI, which is available upon request. The risks that are considered to be "principal" risks are discussed above under each Fund.

 -----------------------------------------------------------------------------

                              National Missouri
                              Tax-Free Tax-Free
 Risks Associated with
  These Investments
   Credit Risk                    X         X
   Interest Rate Risk             X         X
   Investment Risk                X         X
   Management Risk                X         X
   Market Risk                    X         X
   Municipal Obligation Risk      X         X
   Non-Diversified Risk                     X
   Portfolio Turnover Risk        X         X
   Short-Term Investing Risk      X         X
   State-Specific Risk                      X
   Tax Risk                       X         X

 -----------------------------------------------------------------------------

 Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. A Fund could lose money in either of these instances.

 Interest Rate Risk: Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up (although many mortgage related securities will have less potential than other debt securities for capital appreciation during period of declining rates). Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund's share price will go up or down in response to interest rate changes.

 Investment Risk: The value of your investment in a Fund may go up or down, which means that you could lose money.

 Management Risk: A strategy used by the Adviser may fail to produce the intended results. The Adviser's assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.
 Market Risk: General economic conditions and/or the activities of individual issuers may cause the value of the securities in a Fund to increase or decrease. A Fund's NAV may fluctuate with movements in the equity markets.

 Municipal Obligation Risk: Payment on municipal obligations held by a Fund pertaining to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgment. Moreover, collection of the proceeds from the


 PAGE 14 The Commerce Funds
 ---------------
 .

 foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interests on the defaulted municipal obligations. The obligations of the issuer to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal obligation may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

 Non-Diversified Risk: The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

 Portfolio Turnover Risk: The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

 Short-Term Investing Risk: For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations may include obligations of foreign banks or foreign branches of U.S. banks.

 The Adviser may temporarily adopt a defensive position to reduce changes in the value of a Fund's shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

                                                 The Commerce Funds PAGE 15
                                                 ---------------
                                                                               .

State-Specific Risk: The Missouri Tax-Free Intermediate Bond Fund invests its assets predominantly in Missouri obligations. The actual payment of principal and interest on these obligations is dependent on the General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the State Constitution and other laws could result in certain adverse consequences affecting these obligations. Increased urbanization and continued decline in defense appropriations by the U.S. Congress have had and will continue to have an adverse impact on the State of Missouri in the forseeable future.

Tax Risk: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal obligations is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a fund's ability to buy and sell municipal obligations at favorable yield and price levels.

 PAGE 16 The Commerce Funds
 ---------------
 .

Account Policies And Features
--------------------------------------------------------------------------------

The following information is intended to help you understand how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Service Shares
--------------------------------------------------------------------------------

How Are Service Shares Priced?
You pay a sales charge (load) to invest in these Funds. Service Shares of the Funds are purchased at their public offering price (POP), which is a Fund's net asset value (NAV) per share plus a front-end sales charge. The NAV is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) every day the NYSE is open. Your order will be priced at the NAV next calculated after your order is received in good order by The Commerce Funds' Transfer Agent plus any applicable sales charge. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in good form by the close of regular trading on the NYSE that day. If The Commerce Funds receives and accepts your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.


                              How to Calculate NAV

            (Value of Assets Attributable to the Class) - (Liabilities Attributable to the Class)
  NAV   =                         Number of Outstanding Shares of the Class




                                                 The Commerce Funds PAGE 17
                                                 ---------------
                                                                               .

Sales Charge: The maximum front-end sales charge is 2.00% for each Fund and may be less based on the amount you invest, as shown in the following chart:

                                                        Maximum Dealer's
                          As a % of       As a % of    Reallowance as a %
                        offering price net asset value of offering price
  Amount of Purchase      per share       per share        per share*
Less than $500,000           2.00           2.04              1.80
$500,000 but less than
 $1,000,000                  1.00           1.01              0.90
$1,000,000 or more           0.00**         0.00**            1.00***

*  Dealer's reallowance may be changed periodically.
** There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a contingent deferred sales charge (CDSC) of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.
*** The Distributor may pay placement fees to dealers of up to 1.00% of the POP on Service Shares purchases of $1,000,000 or more.

When There Is No Sales Charge: There is generally no sales charge on Service Shares purchased by the following types of investors or transactions:
 . automatic reinvestments and cross reinvestments of dividends and capital gain distributions;
 . the Exchange Privilege described below;
 . the Redemption Reinvestment Privilege described below;
 . non-profit organizations, foundations and endowments qualified under Section
  501(c)(3) of the Internal Revenue Code (excluding individual tax sheltered annuities);
 . any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;
 . registered representatives of dealers who have entered into dealer agreements with Goldman, Sachs & Co. to the extent permitted by such firms and for their customers;
 . financial planners and their clients;
 . customers of Commerce Bank's Investment Management Group (IMG) who purchase shares for an account that is outside the IMG relationship; or . immediate family (other than spouses and legal dependents) of employees, directors, advisory directors, officers and retirees of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates.


 PAGE 18 The Commerce Funds
 ---------------
 .

What Is The Minimum Investment For The Funds?

                                                          Initial   Additional
                                                         Investment Investments
Regular Account                                            $1,000         $250
Automatic Investment Account                               $  500    $50/month
Individual Retirement Accounts (except SEP & SIMPLE
 IRAs), Keogh plans, corporate retirement plans, public
 employer deferred plans, profit sharing plans and
 401(k) plans                                              $1,000         $250
SEP and SIMPLE IRAs                                        $   50    $50/month

Who Can Buy Service Shares?

This Prospectus describes the Service Shares of each Fund. Service Shares are offered primarily to:

 . individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

 . financial planners and their clients.

The Commerce Funds is also authorized to issue an additional class of shares, the Institutional Shares. Institutional Shares are offered primarily to:

 . investors maintaining accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries (for example, Commerce Bank Investment Management Group clients), and individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under will;

 . participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;

 . any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;

 . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates; and

 . financial planners, broker/dealers and their clients.

How Do I Buy Service Shares?

The following section describes features and gives specific instructions on how to purchase Service Shares directly from The Commerce Funds. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

                                                 The Commerce Funds PAGE 19
                                                 ---------------
                                                                               .

1. Consider The Following Features To Customize Your Account:

 . Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House (ACH) are eligible. Check with your financial institution to determine eligibility.

 . Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

 . Using Rights Of Accumulation: When you buy Service Shares of The Commerce
  Funds, your current total investment determines the sales charge (load) you pay. Since larger investments receive a discounted sales charge, the sales charge (load) you pay may subsequently be reduced as you build your investment.

 To buy Service Shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. (See section 5 of the application.) A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

 Example: Suppose you own Service Shares with a current total value of $490,000 that can be traced back to the purchase of the shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family, you will pay a reduced sales charge of 1.00% of the POP on the additional purchase.

 . Using Letters Of Intent: You may also buy Service Shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $500,000 in one or more Fund of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Service Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your Service Shares been purchased at once. To

 PAGE 20 The Commerce Funds
 ---------------
 .

 use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

Things To Consider When Completing A Letter Of Intent:
 . The Letter of Intent does not bind you to buy or sell shares of the full amount at the sales charge indicated. However, you must complete the intended purchase to obtain the reduced sales charge.
 . When you sign a Letter of Intent, The Commerce Funds will hold in escrow a sufficient number of shares which can be sold to make up any difference in the sales charge on the amount actually invested.
 . After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.
 . If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment.
 . You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit. Please reference on the account application the accounts that are to be combined for this purpose.

2. Contact The Commerce Funds To Open Your Account:

    By Mail:
    -----------------------------------------------------------
[GRAPHIC]
    Complete an account application. Mail the completed application and a check payable to The Commerce Funds to:
                The Commerce Funds
                c/o Shareholder Services
                P.O. Box 219525
                Kansas City, MO 64121-9525
    In Person:
    -----------------------------------------------------------
[GRAPHIC]
    You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

 . Federal regulations require you to provide a certified Taxpayer
  Identification Number upon opening or reopening an account.

 . If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

                                                 The Commerce Funds PAGE 21
                                                 ---------------
                                                                               .

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

    By Electronic Funds Transfer:
    -----------------------------------------------------------
    To use Electronic Funds Transfer, have your bank send your investment to:

[GRAPHIC]
    Investors Fiduciary Trust Company, with these instructions:
             --ABA #101003621
             --Account #756-044-3
             --Your name and address
             --Your social security or tax ID number
             --Name of the Fund
             --Class of shares
             --Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

 . Changing Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for Service Shares of any other Commerce Fund. Exchanges may also be made into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund"). Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund.

 Service Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

 . Making Automatic Exchanges: You may request on your account application that a specified dollar amount of Service Shares be automatically exchanged for Service Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement; and 4) the names, addresses and taxpayer

 PAGE 22 The Commerce Funds
 ---------------
 .

 identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

 .Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund of the Service Class to another Fund of the Service Class. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under "Changing Shares From Fund to Fund."

Redeeming Service Shares
--------------------------------------------------------------------------------

You May Sell Shares At Any Time: Your shares will be sold at the NAV next calculated after The Commerce Funds' Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within a week. Please note: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 business days.

Receipt Of Proceeds From A Sale: Ordinarily, sale proceeds will be disbursed the next business day following receipt by the Transfer Agent of a properly completed order. Payment by check will ordinarily be made within seven calendar days following redemption or you may have your proceeds sent by federal wire to your financial institution account. Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Your request to wire proceeds is subject to the financial institution's wire charges.

Written requests to sell Service Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider Using An Automated Redemption:

 . Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution

                                                 The Commerce Funds PAGE 23
                                                 ---------------
                                                                               .

 account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2. Contact The Commerce Funds To Redeem Shares From Your Account

    By Mail:
    -----------------------------------------------------------
    Write a letter to us that gives the following information:
[GRAPHIC]    --names of all account owners
             --your account number
             --the name of the Fund
             --the dollar amount you want to redeem
             --what we should do with the proceeds

    Each owner, including each joint owner should sign the letter. Mail your request to:
               The Commerce Funds
               c/o Shareholder Services
               P. O. Box 219525
               Kansas City, MO 64121-9525

    By Telephone--Requesting Proceeds Be Wired:
    -----------------------------------------------------------
[GRAPHIC]
    Call The Commerce Funds with your request. Please see "What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?" below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

    By Telephone--Requesting Proceeds Be Sent By Check:
    -----------------------------------------------------------
[GRAPHIC]
    Call The Commerce Funds at 1-800-995-6365 (8 a.m. - 5 p.m. CST) with your request. Please see "What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?" below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

 PAGE 24 The Commerce Funds
 ---------------
 .

    In Person:
    -----------------------------------------------------------
[GRAPHIC]
    You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.- 5 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 8 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies
--------------------------------------------------------------------------------

Dividend And Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

  (1) reinvest all dividend and capital gain distributions in additional Service Shares,
  (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Service Shares,
  (3) receive all dividend and capital gain distributions in cash, or
  (4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Service Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Service Shares of the same Fund. To change your

                                                 The Commerce Funds PAGE 25
                                                 ---------------
                                                                               .

distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m. - 5 p.m. CST). The change will become effective after it is received in good order and processed by the Transfer Agent.

                                      Monthly    Net Realized
Fund                                 Dividends* Capital Gains**
National Tax-Free Intermediate Bond       x             x
Missouri Tax-Free Intermediate Bond       x             x

* Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
**Each Fund declares and distributes net realized capital gains annually
   (December).

The Commerce Funds Reserve The Right To:
 . Redeem your account involuntarily if, after 60 days' written notice, your account's value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

 . Suspend or delay the payment of redemption proceeds when the NYSE is closed
  (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

 . Without notice, stop offering shares of a Fund, reject any purchase order
  (including exchanges), or bar an investor who is engaging in excessive trading from purchasing or exchanging shares of a Fund.

Arrangements With Certain Institutions
Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund's POP next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

 PAGE 26 The Commerce Funds
 ---------------
 .

Business Of The Commerce Funds
--------------------------------------------------------------------------------

Shareholder Servicing
The Commerce Funds have adopted a distribution plan under Rule 12b-1 that permits each Fund to pay up to 0.25% annually of their average daily net assets attributable to the Service Shares. The Funds also have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of average daily net assets of Shares held under the plan to third parties for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of each Fund's assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Distributor and its affiliates may, out of its administration fee or other resources, pay a fee of up to 0.25% of the amount invested or additional incentives to dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m. - 5 p.m. CST).

Tax Information
--------------------------------------------------------------------------------

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

                                                 The Commerce Funds PAGE 27
                                                 ---------------
                                                                               .

Taxes on Distributions
The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year, The Commerce Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying into a dividend."

Taxes on Exchanges and Redemptions
When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

Backup Withholding
By law, The Commerce Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Tax Consequences of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds (the "Tax-Free Intermediate Bond Funds")
The Tax-Free Intermediate Bond Funds' distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on the Funds' investments, that a portion of the Funds' distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

Missouri Taxes: Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent

 PAGE 28 The Commerce Funds
 ---------------
 .

such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Service Providers
--------------------------------------------------------------------------------

Investment Adviser: Commerce Bank, N.A. (the "Adviser")
Commerce Bank, N.A. serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio. Commerce Bank, with offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 1000 Walnut Street, Kansas City, Missouri 64106, is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of September 30, 2000 the Adviser and its affiliates had approximately $10.2 billion in assets under management.

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds' average daily net assets:

                                                            Actual Rate
                                            Contractual for the Fiscal Year
                                              Rate %       Ended 10/31/99
  National Tax-Free Intermediate Bond Fund     0.50%           0.35%
  Missouri Tax-Free Intermediate Bond Fund     0.50%           0.30%

Any difference between the contractual fees and the actual fees paid by the Funds reflects that the Adviser did not charge the full amount of the fees to which it would have been entitled. The Adviser may discontinue or modify its voluntary waiver in the future at its discretion.

Fund Manager:

Person                          Fund(s)                  Experience
Brian P. Musielak, CFA  National Tax-Free and   Joined Commerce Bank in 1995
 and Assistant Vice     Missouri Tax-Free       Fund manager since 1999
 President              Intermediate Bond Funds 5 years of experience

                                                 The Commerce Funds PAGE 29
                                                 ---------------
                                                                               .

Administrator: Goldman Sachs Asset Management ("GSAM" or the "Administrator") GSAM serves as Administrator of each of the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor: Goldman, Sachs & Co. ("Goldman" or the "Distributor")
Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

Transfer Agent: State Street Bank and Trust Company ("State Street" or the "Transfer Agent")
State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian: State Street Bank and Trust Company (the "Custodian")
State Street also serves as the Custodian of each of the Funds.

 PAGE 30 The Commerce Funds
 ---------------
 .

How Can I Contact The Commerce Funds?
If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information
The SAI contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports
You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-0102 or by electronic request to: publicinfo@sec.gov. or by visiting the Public Reference Room. Call the SEC at (202) 942-8090 for information on operation of the public reference room. You can get copies of this information for free on the SEC's EDGAR database at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To make shareholder inquiries or to receive free copies of the SAI and the annual and semi-annual reports, contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below.

                            [LOGO OF COMMERCE FUNDS]

                   P.O. Box 219525
                   Kansas City, Missouri 64121-9525

                   www.commercefunds.com

                          1 - 8 0 0 - 9 9 5 - 6 3 6 5
                             (8 a.m. - 5 p.m. CST)

                               THE COMMERCE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES
                                 SERVICE SHARES


                                Core Equity Fund
                     Kansas Tax-Free Intermediate Bond Fund



                                December 21, 2000



        This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds' Prospectuses dated December 21, 2000. Because this statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-995-6365.

                                TABLE OF CONTENTS
                                -----------------

OVERVIEW OF THE COMMERCE FUNDS..............................................1
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS............................1
Core Equity Fund............................................................1
Kansas Tax-Free Intermediate Bond Fund......................................1
Convertible Securities......................................................2
Foreign Investments.........................................................3
Futures Contracts and Related Options.......................................4
Illiquid Securities.........................................................5
Interest Rate Swaps, Floors and Caps........................................6
Lending Securities..........................................................7
Municipal Obligations.......................................................8
Options Trading.............................................................9
Portfolio Turnover.........................................................11
Ratings of Securities......................................................12
Repurchase Agreements......................................................13
Reverse Repurchase Agreements..............................................13
Rights Offerings and Warrants..............................................13
Securities Issued by Other Investment Companies............................14
Special Considerations Regarding Investment in Kansas Obligations..........15
Stand-By Commitments.......................................................18
Temporary Investments......................................................18
U.S. Government Obligations................................................20
Variable and Floating Rate Instruments.....................................20
When-Issued Purchases and Forward Commitments..............................21
Zero Coupon Bonds..........................................................22
INVESTMENT LIMITATIONS.....................................................23
PRICING OF SHARES..........................................................25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................26
Additional Redemption Information..........................................27
Retirement Plans...........................................................28
DESCRIPTION OF SHARES......................................................29
ADDITIONAL INFORMATION CONCERNING TAXES....................................32
Federal Taxes..............................................................32
Federal Tax-Exempt Information.............................................32
MANAGEMENT OF THE COMMERCE FUNDS...........................................33
Trustees and Officers of the Trust.........................................33
Investment Advisor.........................................................36
Custodian and Transfer Agent...............................................37
Administrator..............................................................38
Distributor................................................................39
THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS....39
PORTFOLIO TRANSACTIONS.....................................................40
Brokerage Transactions and Commissions.....................................40

INDEPENDENT AUDITORS.......................................................42
COUNSEL....................................................................42
ADDITIONAL INFORMATION ON PERFORMANCE......................................42
MISCELLANEOUS..............................................................48
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1

                         OVERVIEW OF THE COMMERCE FUNDS

     The Commerce Funds is an open-end, management investment company registered under the Investment Company Act of 1940. The Commerce Funds is a Delaware business trust, which was organized on February 7, 1994.


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

     The following policies supplement the discussion of the Core Equity and Kansas Tax-Free Intermediate Bond Funds' respective investment objectives and policies as set forth in the Prospectuses. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

     The Core Equity Fund is a diversified series of The Commerce Funds. The Kansas Tax-Free Intermediate Bond Fund is a non-diversified series of the Funds. This means it is permitted to invest more than 5% of its assets in the obligations of a single issuer.

Core Equity Fund
----------------

     Although the Core Equity Fund uses the S&P 500 Index as a benchmark for comparison, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.

     Other equity securities in which the Fund may invest include warrants and securities that are convertible into common or preferred stocks. The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in securities of foreign issuers.

Kansas Tax-Free Intermediate Bond Fund
--------------------------------------

     The Kansas Tax-Free Intermediate Bond Fund may invest up to 10% of its total assets in unrated obligations provided that such obligations are determined by the Advisor to be comparable in quality to instruments that are eligible for purchase by the Fund.

     The Fund may invest up to 20% of its net assets in Municipal Obligations, the interest on which is exempt from regular federal income tax, but is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 20% of its net assets for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government Obligations, all as discussed below.

     In addition, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods, or when, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested by the Fund. Uninvested cash normally will not represent a significant portion of the Fund's assets.

     The Fund may invest from time to time in "money market instruments" a term that includes, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Convertible Securities
----------------------

     The Core Equity Fund may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the Advisor will consider, among other factors, their evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody's, S&P or another nationally-recognized statistical rating organization ("NRSRO") and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

Foreign Investments
-------------------

     As indicated in the Prospectuses, the Core Equity Fund may invest up to 10% of its total assets in equity securities issued by foreign issuers, including American Depository Receipts ("ADRs"), wherever organized ("Foreign Securities"). In considering whether to invest in Foreign Securities, the Advisor will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

     Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

      Investments in foreign debt securities and in securities of foreign governments involve the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

     There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     The Fund may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depository may not be required to disclose material information that a sponsored depository would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

     Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

     To the extent that the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund is also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Futures Contracts and Related Options
-------------------------------------

     The Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

     Successful use of futures by a Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing-house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

Illiquid Securities
-------------------

     Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities ("SMBS") issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act")).

     If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Floors and Caps
------------------------------------

     In order to hedge against fluctuations in interest rates, the Kansas Tax-Free Intermediate Bond Fund may opt to enter into interest rate and mortgage swaps and interest rate caps and floors. The Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

     If the Fund enters into interest rate and mortgage swaps, it will do so only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate or mortgage swaps is accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund's Custodian.

     The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

     The Fund does not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody's or the equivalent rating of another NRSRO or if unrated by such rating organizations, determined by the Advisor to be of comparable credit quality. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Fund's limitations on investments in illiquid securities.

Lending Securities
------------------

     Each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as "money market instruments" below in "Temporary Investments." When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund's total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Municipal Obligations
---------------------

     The Kansas Tax-Free Intermediate Bond Fund may invest in Municipal Obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the respective portfolios may also purchase "moral obligation" issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Although the Fund will invest most of its assets, under normal circumstances, in intermediate-term Municipal Obligations, the Fund may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Further, the Fund may purchase Municipal Obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Commerce Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal or Kansas Obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the Municipal Obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

Options Trading
---------------

     Each of the Funds may purchase put and call options and may write covered call and secured put options, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of securities subject to options written by the Kansas Tax-Free Intermediate Bond Fund will not exceed 5% of the Fund's total assets. The aggregate value of securities subject to options written by the Core Equity Fund will not exceed 25% of the Fund's total assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of the Fund.

     Options may relate to particular securities and various stock indexes or currencies. This is a highly specialized activity which entails greater than ordinary investment risks.

Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     The Funds will write only "covered" call options on securities. The option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

     A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Successful use of options by a Fund is subject to the Advisor's ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors.

Portfolio Turnover
------------------

     The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

Ratings of Securities
---------------------

     Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or which are similarly rated by another nationally recognized statistical rating organization ("NRSRO") (including Fitch) or are unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Obligations rated BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

     Subsequent to their purchase by the Kansas Tax-Free Intermediate Bond Fund, the Fund's portfolio securities may be downgraded below investment grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A for a description of applicable debt ratings.

     The ratings of Moody's, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in conjunction with the particular Fund's investment policy when determining whether the Fund should continue to hold the obligation.

     The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Repurchase Agreements
---------------------

     Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund's Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

     The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
-----------------------------

     Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Rights Offerings and Warrants
-----------------------------

     The Core Equity Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to other securities are not subject to this restriction.

Securities Issued by Other Investment Companies
-----------------------------------------------

     Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

     The Core Equity Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Special Considerations Regarding Investment in Kansas Obligations
-----------------------------------------------------------------

     Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

     The following information as to certain Kansas risk factors is only a brief summary of the factors affecting the financial condition of the State of Kansas, it does not purport to be a complete description and is based on information from official statements relating to municipal obligations issued by the State of Kansas.

     Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. As of July, 1999, the population is estimated to be 2,654,052, which is a .6% increase from July, 1998. In comparison, the growth in population in the U.S. was .9%.

     Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy. Economic performance in 1996 and into 1997 has been significantly better than 1995, due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 4.8% in 1999 to $25,049. Per capita income stands at about 95% of the national median.

     The State's average monthly unemployment rate dropped to 3.3% in 1999 from its peak of 5.5% in 1993.

     The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The ratings for the most recent KDOT bonds are rated Aa2, AA+ and AA. KDFA ratings vary across underlying purpose and when not insured are generally rated A or better by the major rating agencies.

     Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

     The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

     Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,654,052 in July, 1999.

     The performance of the Kansas economy remained steady in 1999 and is expected to expand in 2000, but at a slower rate compared to prior years. This stability was due largely to the continued expansion in aircraft manufacturing and the recovery of the farm economy. The major economic trends indicate that nominal personal income in Kansas grew at a 4.8 percent rate during 1999. This compared to 5.6 percent in 1998. Employment by place of residence grew by 2.4 percent in 1999 compared to 3.3 percent in 1998, while employment by place of work increased by 3.0 percent in 1999. The state unemployment rate of 3.3 percent for 1999 was down from 3.8 percent in 1998.

     The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

     The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.

     By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

     The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued.

     Most State debt is issued through the Kansas Development Finance Authority, an independent instrumentality of the State created in 1987 for the primary purpose of enhancing the ability of the State to finance capital improvements and improving long term capital markets for State agencies, political subdivisions, public and private nonprofit organizations and businesses.

     Although the State of Kansas has no general obligation debt rating, some recent bond issues have been rated. Recent revenue bonds issued by the Kansas Development Finance Authority for State agencies have received ratings ranging from Aa1 to AA+ from Moody's and Standard & Poor's, respectively. Recent fixed rate bonds issued by the Kansas Department of Transportation were rated Aa2 from Moody's, AA from Fitch and AA+ from Standard & Poor's.

     Standard & Poor's recently affirmed an issue credit rating of AA+ to the State of Kansas. Standard & Poor's credit rating reflects the state's credit quality in the absence of general obligation debt. Other credit factors include a very low debt burden with no significant future capital needs, a broadening and diversified economy that has demonstrated strong performance and declining unemployment, and conservative fiscal management and sound financial operations, with ample statutorily mandated cash reserves.

     The Kansas Department of Transportation issues debt to finance highway projects. At June 30, 1999, indebtedness on highway revenue bonds and highway revenue refunding bonds issued in fiscal years 1992 through 1999 was $832 million. This debt is to be retired by fiscal year 2015.

     Of the total State budget, debt service constituted 1.4% in 1997, 1.5% in 1998 and .4% in 1999.

Stand-By Commitments
--------------------

     The Kansas Tax-Free Intermediate Bond Fund may acquire stand-by commitments with respect to Municipal Obligations held within its portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

     The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.


Temporary Investments
---------------------

     Each Fund may assume a temporary defensive position at times when the Advisor believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including "money market instruments," a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government

Obligations, foreign government securities (if permitted) and repurchase agreements. "Money market investments" also include, for purposes of the Kansas Tax-Free Intermediate Bond Fund, corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

     Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

     Investments by the Kansas Tax-Free Intermediate Bond Fund in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody's or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

     When the Advisor pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Advisor uses a defensive strategy, the Funds will not be pursuing their investment objectives.

U.S. Government Obligations
---------------------------

     As stated in the Prospectuses, pursuant to their respective investment objectives, the Funds may invest in U.S. Government Obligations. Examples of the types of U.S. Government Obligations which may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     U.S. Government Obligations purchased by the Funds with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

     U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments
--------------------------------------

     The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

     While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund's illiquid assets.

     Variable and floating rate demand instruments acquired by the Kansas Tax-Free Intermediate Bond Fund may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments
---------------------------------------------

     Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds' Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

     A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Zero Coupon Bonds
-----------------

     Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidations of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

INVESTMENT LIMITATIONS
----------------------

     Each Fund is subject to the investment limitations enumerated below. The limitations designated as fundamental may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds' Board of Trustees without shareholder approval. In addition, the Funds' investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund's assets.

     As a matter of fundamental policy, no Fund may:

     1. With respect to 75% of a Fund's total assets: (i) invest more than 5% of a Fund's total assets in the securities of any one issuer; (ii) invest more than 25% of a Fund's total assets in the securities of issuers in any one industry; and (iii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Kansas Tax-Free Intermediate Bond Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

     2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

     4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

     5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or to a Fund's transactions in securities on a when-issued or forward commitment basis.

     6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act") in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

     7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund's current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

     As a matter of fundamental policy:

     1. The Kansas Tax-Free Intermediate Bond Fund will limit its investments so that less than 25% of the Fund's total assets will be invested in the securities of issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, the Fund may invest 25% or more of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, the Fund may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. The Fund will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund may be invested without regard to this 5% limitation (although not more than 25% of the Kansas Tax-Free Intermediate Bond Fund's total assets will be invested in the securities of any one issuer).

     As a matter of non-fundamental policy, no Fund may:

     1. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

     2. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

     3. Make investments for the purpose of exercising control or management.

     4. Invest in warrants if at the time of acquisition a Fund's investment in warrants would exceed 10% of the value of the Fund's net assets.

     5. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

     6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the Kansas Tax-Free Intermediate Bond Fund) of the value of its net assets.

     7. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund's total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and
(iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company.


                                PRICING OF SHARES

     The net asset value per share for each Fund of The Commerce Funds is calculated separately for Institutional and Service Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular class, subtracting the liabilities charged to such class of the Fund, and dividing the result by the number of shares outstanding of such class of the Fund. Assets which belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds' investment portfolios at the time of allocation. Payments under The Commerce Funds' Shareholder Administrative Services Plans for Institutional Shares and Service Shares are allocated to the Shares in proportion to the relative net asset values of the Funds. Payments under the Distribution Plan pursuant to Rule 12b-1 are applicable only to the Service Shares of the Funds.

     As stated in their Prospectuses, a Fund's investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds' Board of Trustees. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds' Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the Prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not considered to be Business Days. The calculation of the net asset value of the Funds may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times may not be reflected in the calculation of net asset value of the Funds.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds' Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Service Shares of the Funds are sold to investors at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the Prospectus. Institutional Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Institutional Shares are offered primarily to:

 .    investors maintaining qualified accounts at bank trust departments or trust companies, for funds held within those accounts, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries (for example, Commerce Bank Investment Management Group clients);

 .    participants in employer-sponsored defined contribution plans when such plans offer The Commerce Funds as one of their investment options;

 .    any investor who has been a continuous shareholder in The Commerce Funds since January 1, 1997 or before;

 .    employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of the Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates; and

 .    financial planners and their clients.

Service Shares are offered primarily to:

 .    individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

 .    financial planners and their clients.


Additional Redemption Information
---------------------------------

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectuses under "How To Sell Shares," The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the Prospectuses.

          In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

          A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

Retirement Plans
----------------


          Profit-Sharing Plan. The Commence Funds have a profit-sharing plan (including a 401(k) option) available (the "Profit-Sharing/401(k) Plan") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code (the "Code").

          The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible (subject to certain limits) and earnings on the contributions are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

          Individual Retirement Accounts. The Commerce Funds have an individual retirement account (the "regular IRA") available for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to an IRA and such contributions and earnings thereon are not subject to federal income tax until distributed. Except for rollover distributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may no longer contribute to a regular IRA held in his or her behalf. Distribution of an individual's regular IRA assets (and earnings thereon) before the individual attains age 59 1/2 will result in an additional 10% tax on the amount included in the individual's gross income.

          The Commerce Funds permit certain employers (including self-employed individuals) to make contributions to an employee's regular IRA if the employer establishes a Simplified Employee Pension ("SEP") plan. A SEP permits an employer to make discretionary contributions to all of its employees' regular IRAs equal to a uniform percentage of each employee's compensation (subject to certain limits). The Code provides certain tax benefits to employees who contribute to an employee's regular IRA pursuant to a SEP. For example, employer contributions to an employee's regular IRA pursuant to a SEP are deductible (subject to certain limits).

          The Commerce Funds also have available a Roth individual retirement account (the "Roth IRA") for use by individuals with compensation for services rendered. Individuals whose adjusted gross income ("AGI") is within the applicable income limitations (an AGI of up to $110,000 for a single individual and an AGI of up to $160,000 for married couples filing jointly) may contribute at any age to a Roth IRA for the individual and for his or her nonworking spouse. Roth IRA contributions are not deductible. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax and penalty-free if the Roth IRA has been held for at least five years and the distribution is due to the account owner's attainment of age 59 1/2 or another qualifying event. Distributions which do not meet these criteria are generally subject to a 10% withdrawal tax.

          Savings Incentive Match Plan for Employees of Small Employers. Finally, The Commerce Funds offer a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). Each eligible employee of participating employers may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE individual retirement account (a "SIMPLE IRA"). The employer must generally make an annual, non-discretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, these contributions are deductible (subject to certain limits) and not subject to federal income tax until distributed.

          In the Profit-Sharing/401(k) Plan and in the IRAs available through the Funds, distributions of net investment income and capital gains will be automatically reinvested.

          The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment in the Funds. In addition, the foregoing plans are not available to share owners of the Kansas Tax-Free Intermediate Bond Fund. Any person who wishes to establish a retirement plan account may do so by contacting The Commerce Funds directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners upon request, without obligation. The Commerce Funds recommend that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.


                              DESCRIPTION OF SHARES

          Under the Funds' Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in the treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

          Each Fund is authorized to issue two classes of shares: Institutional Shares and Service Shares.

          Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the Prospectuses will be fully paid and non-assessable.

          Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

          The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

          In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

          Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

          The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

          Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds' list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

          When used in the Prospectuses or in this Statement of Additional Information, a "majority" of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

          The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.


                     ADDITIONAL INFORMATION CONCERNING TAXES

Federal Taxes

          Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

Federal Tax-Exempt Information

          The Kansas Tax-Free Intermediate Bond Fund's distributions will generally constitute tax-exempt income for shareowners for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareowners as ordinary income or capital gains, but the Fund does not expect that this will be the case.

          State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Kansas exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. The Fund's distributions from these sources will retain their exempt character in the hands of shareowners.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

          You should note that a portion of the exempt-interest dividends paid by the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or Railroad Retirement payments received by you are subject to federal income taxes.

                        MANAGEMENT OF THE COMMERCE FUNDS

                       Trustees and Officers of the Trust

          The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each Trustee has an address c/o The Commerce Funds, 1000 Walnut Street, Kansas City, Missouri 64141.

                          Position(s) Held with
Name, Address and Age     the Trust                 Principal Occupation(s) During Past 5 Years
---------------------     ---------------------     -------------------------------------------
John Eric Helsing         Trustee and Chairman      Retired.  Former Professor and Chairman, Department of
c/o The Commerce Funds                              Business Administration and Economics of William Jewell
1000 Walnut Street                                  College.  Former Lecturer at William Jewell College.
Kansas City, MO 64141                               Director, Valentine Radford Communications and Trustee,
DOB:  11/6/33                                       Midwest Research Institute.

*Warren W. Weaver         Trustee and President     Retired.  Former Vice Chairman, Commerce Bancshares, Inc. and
c/o The Commerce Funds                              Commerce Bank, N.A.  Director, Milbank Mfg. Company; Director,
1000 Walnut Street                                  Roddis Lumber Company; Advisory Director of Aon; Advisory
Kansas City, MO 64141                               Director of Commerce Bank, N.A..
DOB:  10/10/30

*Randall D. Barron        Trustee and Treasurer     Retired.  Former President, Missouri Division, Southwestern
c/o The Commerce Funds                              Bell Telephone Company.  Former Director, Commerce Bancshares,
1000 Walnut Street                                  Inc.
Kansas City, MO 64141
DOB:  10/25/29

David L. Bodde                                      Charles N. Kimball Professor of Technology and Innovation,
c/o The Commerce Funds    Trustee                   University of Missouri, Kansas City since July 1996.  Vice
1000 Walnut Street                                  President, Midwest Research Institute since January 1991.
Kansas City, MO 64141                               Director, Missouri Technological Corporation.  Director,
DOB:  1/27/43                                       Kansas City Power & Light Company since 1994.


John Joseph Holland       Trustee                   President and CEO, Butler Manufacturing Company, January
c/o The Commerce Funds                              1999 to present, Executive Vice President from June 1998 to
1000 Walnut Street                                  January 1999, and Chief Financial Officer from January
Kansas City, MO 64141                               1990 to June 1998; Director, Allendale Insurance Company.
DOB:  3/05/50

*Trustees who are "interested persons" of the Company, as defined in the 1940 Act. Mr. Weaver is an interested Trustee because he is President of the Company, owns securities of the Adviser's parent corporation, Commerce Bancshares Corp., and serves as an Advisory Director of the Adviser. Mr. Barron is an interested Trustee because he is Treasurer of the Company, owns an interest in Commerce Bancshares Corp. and owns an interest in a common trust fund for which the Adviser serves as trustee.


                          Position(s) Held with
Name, Address and Age     the Trust                 Principal Occupation(s) During Past 5 Years
---------------------     ---------------------     -------------------------------------------
James A. McNamara         Vice President            Vice President, Goldman Sachs & Co., since April 1998.
Goldman Sachs Asset                                 Senior Vice President and Eastern Regional Manager for
Management                                          Dreyfus Institutional Service Corp. from 1996 to 1998.  From
4900 Sears Tower                                    1993 to 1996, Vice President, Institutional Sales
Chicago, IL 60606                                   Representative, Midwestern United States for Dreyfus.
DOB:  10/2/62

John Perlowski            Vice President            Vice President, Goldman Sachs & Co., since July 1995.
Goldman, Sachs & Co.                                Director/Fund Accounting & Custody, Investors Bank & Trust
32 Old Slip                                         Co., November 1993 to July 1995.  Formerly, Manager, Audit
New York, NY 10005                                  Division, Arthur Andersen, September 1986 to November 1993.
DOB:  11/7/64

William Schuetter         Vice President            Vice President Commerce Bank, N.A., 1998 to Present.  Vice
Commerce Bank, N.A.                                 President of Fund Accounting, UMB Bank, from 1996 to 1998.
1000 Walnut Street                                  Assistant Vice President, Manager of Income Processing, UMB
Kansas City, MO 64106                               Bank from 1993 to 1996.
DOB: 4/17/60

Larry Franklin            Vice President            Vice President, Commerce Bank, N.A., 1993 to present.  Business
Commerce Bank, N.A.                                 Manager, The Commerce Funds, 1993 to 1996; Administrative
1000 Walnut Street                                  Director 1996 to 1998; and Managing Director, 1998 to present.
Kansas City, MO 64106
DOB: 2/21/47

Peter Fortner             Assistant Treasurer       Vice President, Goldman, Sachs & Co., July 2000 to present.
Goldman, Sachs & Co.                                Vice President/Accounting Manager for Prudential Investment
32 Old Slip                                         Fund Management LLC in their mutual fund administration group
New York, NY  10005                                 from 1985 to 2000.
DOB:  1/25/58

W. Bruce McConnel, III    Secretary                 Partner of the law firm Drinker Biddle & Reath LLP,
Drinker Biddle & Reath                              Philadelphia, Pennsylvania.
LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA  19103-
6996
DOB:  02/07/43


                          Position(s) Held with
Name, Address and Age     the Trust                 Principal Occupation(s) During Past 5 Years
---------------------     ---------------------     -------------------------------------------
Amy Belanger, Esq.        Assistant Secretary       Vice President and Assistant General Counsel, Goldman, Sachs &
Goldman, Sachs & Co.                                Co. 1998 to present.  Formerly an Associate of Dechert Price &
32 Old Slip                                         Rhoads, 1996 to 1998.
New York, NY 10005
DOB:  9/3/69

Howard B. Surloff         Assistant Secretary       Assistant General Counsel, Goldman, Sachs & Co. since
Goldman, Sachs & Co.                                November 1993 and General Counsel of the U.S. Funds Group
32 Old Slip                                         since December 1997.  Assistant General Counsel since November
New York, NY 10005                                  1993 and Vice President of Goldman Sachs since May 1994.
DOB: 6/21/65                                        Formerly an Associate of Shereff, Friedman, Hoffman & Goodman.

Diana E. McCarthy         Assistant Secretary       Associate with the law firm Drinker Biddle & Reath LLP,
Drinker Biddle &                                    Philadelphia, Pennsylvania.
Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA
19103-6996
DOB: 7/5/51

                                      * * *

          Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. McNamara, Fortner, Perlowski and Surloff and Ms. Belanger hold similar positions with one or more investment companies that are advised by Goldman Sachs.

          Effective July 26, 2000, each Trustee of the Company receives a fee of $2,000 for each regular meeting of the Board of Trustees attended, plus $750 for each special meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $2,000 for his services in this capacity. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

          During the fiscal year ended October 31, 1999, each Trustee was entitled to receive $1,500 for each regular meeting of the Board of Trustees attended, plus $750 for each special meeting of the Board attended. The Chairman was not entitled to receive any fees for his services in this capacity.

          Each Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Company in the shares of one or more portfolios of the Company, and the amount paid to the Trustees under the Plan will be determined based on the performance of such investments. Deferral of Trustees' fees will have no effect on a portfolio's assets, liabilities and net income per share, and will not obligate the Company to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

          The following table provides certain information about the fees paid by the Company to the Trustees for services rendered during the fiscal year ended October 31, 1999:


                                                                 PENSION OR
                                                                 RETIREMENT
                                                              BENEFITS ACCRUED         AGGREGATE
        NAME OF                  AGGREGATE COMPENSATION        AS PART OF FUND       COMPENSATION
     PERSON/POSITION                 FROM THE TRUST*               EXPENSES          FROM THE FUND
     ---------------                 --------------                --------          -------------
JOHN ERIC HELSING, Trustee,              $6,000                       $0                  N/A
Chairman

WARREN W. WEAVER,                        $6,000                       $0                  N/A
Trustee, President

RANDALL D. BARRON,                       $6,000                       $0                  N/A
Trustee, Treasurer

DAVID L. BODDE, Trustee                  $6,000                       $0                  N/A

JOHN JOSEPH HOLLAND,                     $6,000                       $0                  N/A
Trustee

          During this period, the following Trustees deferred the amounts shown pursuant to the Plan: Eric Helsing ($6,000) and David L. Bodde ($6,000).


          As of October 4, 2000, the Trustees and officers of The Commerce Funds as a group held less than 1% of each of the Institutional and Service Classes of the Funds.

Investment Advisor
------------------

          The Funds are advised by Commerce Bank, N.A., a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank, N.A. (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

          In the Advisory Agreement with The Commerce Funds, the Advisor has agreed to manage each Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund's securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive a fee calculated as a percentage of the Funds' average daily net assets as stated below:

                                                                 Annual Rate
                                                                 -----------
Core Equity Fund..........................................            0.75%
Kansas Tax-Free Intermediate Bond Fund....................            0.50%


          Under the terms of the Advisory Agreement, the Advisor is obligated to manage the investment of the Funds' assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

          The Advisor will not accept The Commerce Funds' shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds' shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds' account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Advisor.

          The Advisor's own investment portfolio may include bank certificates of deposit, bankers' acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Advisor's own investment portfolio will not be made. The Advisor's Commercial Banking Department may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

          Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Custodian and Transfer Agent
----------------------------

          State Street Bank serves as Custodian of each Fund's assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund's operations; (v) provide various accounting services to The Commerce

Funds and to the Administrator for the benefit of The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of the Funds' assets held by eligible foreign sub-Custodians. The Custodian is authorized to select one or more banks or trust companies to serve as sub-Custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-Custodian. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

          As compensation for custodial services provided, The Commerce Funds will pay the Custodian fees of 1/100th of 1% of a Fund's average monthly net assets up to one billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

          State Street Bank also serves as the Funds' Transfer Agent and dividend disbursing agent. State Street has appointed NFDS, an indirect subsidiary, to act as the Funds' Transfer Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, NFDS will, among other things,
(i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

Administrator
-------------

          Goldman Sachs Asset Management ("GSAM") is the Administrator for the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds' Custodian, Transfer Agent, Advisor and any Sub-Advisor), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets.

Distributor
-----------

          The Commerce Funds' shares are offered on a continuous basis through Goldman, Sachs & Co., which acts as Distributor under the Distribution Agreement for The Commerce Funds. Goldman is located at 85 Broad Street, New York, New York 10004. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of shares of the Funds.


    THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS

          The Distributor is entitled to payment on a monthly basis at an annual rate not exceeding 0.25% of the average daily net assets of Service Shares from the Trust for distribution expenses incurred pursuant to the Distribution Plan (the "12b-1 Plan") adopted on behalf of the Service Shares. Under the 12b-1 Plan, the Trust may pay the Distributor (or any other person) for: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Service Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for Service Shares; (iii) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current Service Class shareowners; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms with respect to a Fund's Service Shares beneficially owned by customers for whom the distribution organization is the record or holder of record of such Service Shares; or (v) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

          The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Advisor and its affiliates, pursuant to the Shareholder Administrative Services Plans for Institutional Shares and Service Shares (the "Services Plans"). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of Institutional and Service Shares of the Funds in consideration for a Fund's payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Fund's option, it may reimburse the Service Organizations' out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Institutional and Service Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds.

          The Services Plans are subject to annual reapproval by a majority of the Trust's Board of Trustees, including a majority of the Non-Interested Trustees and are terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Trustees or by vote of the holders of a majority of the outstanding shares of each Class of the Fund involved. Any agreement entered into pursuant to the Services Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Trustees, by vote of the holders of a majority of the outstanding shares of each Class of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

          The Trust's Board of Trustees has concluded that there is a reasonable likelihood that the Services Plans will benefit the Funds and their shareowners.


                            PORTFOLIO TRANSACTIONS

Brokerage Transactions and Commissions
--------------------------------------

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of the Funds' transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

          Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Advisor, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          A Fund's portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, Sub-Advisor, Goldman, Sachs & Co. or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. However, The Commerce Funds' Board of Trustees has authorized the Advisor to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Advisor, to take into account the sale of Fund shares if the Advisor believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, Goldman, Sachs & Co., or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the

Funds may be at a disadvantage when compared to other investment companies which have similar investment objectives but that are not subject to such limitations.

          Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectuses) and allocated as to amount in a manner which the Advisor believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.


                             INDEPENDENT AUDITORS

          KPMG LLP, 99 High Street, Boston, Massachusetts 02110 serves as independent auditors for The Commerce Funds.


                                    COUNSEL

          Drinker Biddle & Reath LLP, (of which Mr. McConnel, Secretary of The Commerce Funds, is a partner and Ms. McCarthy, Assistant Secretary of The Commerce Funds is an associate), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds.


                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

          Total Return Calculations. Each Fund computes its "average annual
          -------------------------
total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    P (1 + T) n = ERV

          Where:   P =      hypothetical initial payment of $1,000.

                   T =      average annual total return.

                   n =      number of years.

                   ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

          The Funds compute their "aggregate total return" by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                   T = (ERV - 1 P)
                        ---


          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          The average annual total return shown below for the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund is that of the Predecessor Core Equity Fund and the Predecessor Kansas Fund. The Predecessor Funds' performance has been restated to reflect the estimated fees (excluding waivers and reimbursements) for the Funds for periods shown.

              Average Annual Returns Assuming Maximum Sales Load
               and without Fee Waivers and Reimbursements.


                                            1 Year      5 Years      10 Years
                                            ------      -------      --------
Core Equity Fund
     Institutional Shares                   14.64%       26.54%       17.47%
     Service Shares                         10.35%       25.34%       16.76%
Kansas Tax-Free Intermediate Bond Fund
     Institutional Shares                   (0.80)%       4.89%        4.55%
     Service Shares                         (3.03)%       4.21%        4.08%



                 Average Annual Returns Assuming No Sales Load
                  and without Fee Waivers and Reimbursements

                                            1 Year      5 Years      10 Years
                                            ------      -------      --------
Core Equity Fund
     Institutional Shares                   14.64%       26.54%       17.47%
     Service Shares                         14.36%       26.23%       17.18%
Kansas Tax-Free Intermediate Bond Fund
     Institutional Shares                   (0.80)%       4.89%        4.55%
     Service Shares                         (1.05)%       4.63%        4.29%

          The Funds may also from time to time include in advertisements, sales literature, communications to shareowners and other materials ("Literature") a total return figure in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in Literature. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Advisor as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

          As used in the Statement of Additional Information and in the Prospectuses of the same date, "assets belonging to a particular series of a Fund" means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund which are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

                                   APPENDIX A

Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks:
-----------------------------------------

          Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

          Moody's commercial paper ratings are opinions of the ability of issuers to honor punctually senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes long-term ratings used by Fitch:

          "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

          "BB" - Securities are considered speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Notes to Long-Term and Short-Term Ratings:
-----------------------------------------

          - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

          - 'NR' indicates the Fitch does not rate the issuer or issue in question.

          - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

          A RatingOutlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative RatingOutlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or down-graded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the RatingOutlook may be described as evolving.

Municipal Note Ratings
----------------------

          A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes superior quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

          The Kansas Tax-Free Intermediate Bond and Core Equity Funds may enter into futures contracts and options. Such transactions are described in this Appendix.


I. Interest Rate Futures Contracts.
   -------------------------------

          Use of Interest Rate Futures Contracts. Bond prices are established in
          --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          Description of Interest Rate Futures Contracts. An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.
    -----------------------------

          General. A stock index assigns relative values to the stocks included
          -------
in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.
    ---------------

          Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, The Commerce Funds may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.
   ------------------------------------------

          There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by The Commerce Funds may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by the Funds is also subject to The Commerce Funds' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts
    ----------------------------

          The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.
     ----------------------------

          Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

          Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
(1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

          Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may ender into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                               THE COMMERCE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                 SERVICE SHARES

                    National Tax-Free Intermediate Bond Fund
                    Missouri Tax-Free Intermediate Bond Fund







                                December 18, 2000





         This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds' Prospectuses dated December 18, 2000. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-995-6365. The financial statements and report thereon by the Funds' independent accountants included in the Funds' Annual Report for the fiscal period ended October 31,1999 and the financial statements included in the Funds' Semi-Annual Report for the six months ended April 30, 2000 have been incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                -----------------

OVERVIEW OF THE COMMERCE FUNDS............................................................1
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..........................................1
National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds.........1
Futures Contracts and Related Options.....................................................2
Illiquid Securities.......................................................................3
Interest Rate Swaps, Floors and Caps......................................................3
Lending Securities........................................................................5
Municipal Obligations.....................................................................5
Options Trading...........................................................................7
Portfolio Turnover........................................................................9
Ratings of Securities.....................................................................9
Repurchase Agreements....................................................................10
Reverse Repurchase Agreements............................................................11
Securities Issued by Other Investment Companies..........................................11
Special Considerations Regarding Investment in Missouri Obligations......................11
Stand-By Commitments.....................................................................14
Temporary Investments....................................................................15
U.S. Government Obligations..............................................................16
Variable and Floating Rate Instruments...................................................17
When-Issued Purchases and Forward Commitments............................................18
Zero Coupon Bonds........................................................................19
INVESTMENT LIMITATIONS...................................................................19
PRICING OF SHARES........................................................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................................23
Additional Redemption Information........................................................23
DESCRIPTION OF SHARES....................................................................24
ADDITIONAL INFORMATION CONCERNING TAXES..................................................27
Federal Taxes............................................................................27
Federal Tax-Exempt Information...........................................................27
MANAGEMENT OF THE COMMERCE FUNDS.........................................................28
Trustees and Officers of the Trust.......................................................28
Investment Advisor.......................................................................31
Custodian and Transfer Agent.............................................................33
Administrator............................................................................34
Distributor..............................................................................35
THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS..................35
PORTFOLIO TRANSACTIONS...................................................................36
Brokerage Transactions and Commissions...................................................36
INDEPENDENT AUDITORS.....................................................................38
COUNSEL..................................................................................39
ADDITIONAL INFORMATION ON PERFORMANCE....................................................39
MISCELLANEOUS............................................................................46
FINANCIAL STATEMENTS.....................................................................48
APPENDIX A..............................................................................A-1
APPENDIX B..............................................................................B-1

                         OVERVIEW OF THE COMMERCE FUNDS

     The Commerce Funds is an open-end, management investment company registered under the Investment Company Act of 1940. The Commerce Funds is a Delaware business trust, which was organized on February 7, 1994.


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

     The following policies supplement the discussion of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds' respective investment objectives and policies as set forth in the Service Shares Prospectus. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.


National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond
---------------------------------------------------------------------------
Funds
-----

     The National Tax-Free Intermediate Bond Fund is a diversified series of The Commerce Funds. The Missouri Tax-Free Intermediate Bond Fund is a non-diversified series of the Funds. This means that they are permitted to invest more than 5% of its assets in the obligations of a single issuer.

     Each of the Funds may invest up to 10% of its total assets in unrated obligations provided that such obligations are determined by the Advisor to be comparable in quality to instruments that are eligible for purchase by the Fund.

     Each of the Funds may invest up to 20% of its net assets in Municipal Obligations, the interest on which is exempt from regular federal income tax, but is an item of tax preference for purposes of the federal alternative minimum tax. Each Fund may also invest up to 20% of its net assets for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government Obligations, all as discussed below.


     In addition, the Funds may hold uninvested cash reserves pending investment during temporary defensive periods, or when, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested by the Funds. Uninvested cash normally will not represent a significant portion of a Fund's assets.

     The Funds may invest from time to time in "money market instruments" a term that includes, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Futures Contracts and Related Options
-------------------------------------

      The Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

      Successful use of futures by a Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

      Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing-house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

Illiquid Securities
-------------------

      Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities ("SMBS") issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act")).

      If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers becomes uninterested in purchasing these securities.

Interest Rate Swaps, Floors and Caps
------------------------------------

      In order to hedge against fluctuations in interest rates, the Funds may opt to enter into interest rate and mortgage swaps and interest rate caps and floors. A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.

The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

      If a Fund enters into interest rate and mortgage swaps, it will do so only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or mortgage swaps is accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund's Custodian.

      The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

      A Fund does not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody's or the equivalent rating of another nationally recognized statistical rating organization ("NRSRO") or if unrated by such rating organizations, determined by the Advisor to be of comparable credit quality. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Funds' limitations on investments in illiquid securities.

Lending Securities
------------------


      Each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as "money market instruments" below in "Temporary Investments." When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund's total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Municipal Obligations
---------------------

      The Funds may invest in Municipal Obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

      The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the respective portfolios may also purchase "moral obligation" issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

      Although the Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.


      Further, the Funds may purchase Municipal Obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Commerce Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal or Missouri Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

      Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Funds may, from time to time, invest more than 25% of their assets in Municipal Obligations covered by insurance policies.

Options Trading
---------------

      Each of the Funds may purchase put and call options and may write covered call and secured put options, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of securities subject to options written by the Funds will not exceed 5% of the respective Fund's total assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of the Fund.

      Options may relate to particular securities and various stock indexes or currencies. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

      The Funds will write only "covered" call options on securities. The option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

      A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Successful use of options by a Fund is subject to the Advisor's ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors.

Portfolio Turnover
------------------

      The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

Ratings of Securities
---------------------


      Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or which are similarly rated by another NRSRO (including Fitch) or are unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Obligations rated BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

      Subsequent to their purchase by the Funds, a Fund's portfolio securities may be downgraded below investment grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A for a description of applicable debt ratings.


      The ratings of Moody's, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in conjunction with the particular Fund's investment policy when determining whether the Fund should continue to hold the obligation.

      The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

      Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by NRSROs for securities in which the Funds may invest.

Repurchase Agreements
---------------------

      Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund's Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

      The repurchase price under the repurchase agreements described in the Funds' Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
-----------------------------

      Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Securities Issued by Other Investment Companies
-----------------------------------------------

      Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

Special Considerations Regarding Investment in Missouri Obligations
-------------------------------------------------------------------

      The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents.

      Missouri's population was 5,468,338 on July 1, 1999 according to the Population Estimates Program, Population Division, U.S. Bureau of the Census, which represented an increase of 6.9% from the 1990 decennial census of 5,117,073 inhabitants. As of July, 1999, St. Louis and the surrounding metropolitan area constituted the 18th largest Metropolitan Statistical Area
(MSA) in the nation with approximately 2.56 million inhabitants, more than half of which were Missouri residents. St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri's second largest metropolitan area. In 1999, Kansas City was the 24th largest MSA nationally with approximately 1.75 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State. Missouri's personal income rose by 4.7% during calendar year 1999, as compared to the national average of an estimated 5.8%. Missouri's employment stood at 2,884,182 at the end of October 2000, up 70,000 from June of 2000. At the end of November 1999, the state unemployment rate was at 3.7% compared to 2.9% at the end of October 1999. The national rate was 3.9% at the end of October 2000.


      The major sectors of the State's economy include agriculture, manufacturing, trade, government and services. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State's revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single sector. In 1999, services represented the single most significant non-agriculture economic activity, with wholesale and retail trade ranking second and manufacturing ranking third. As of August 2000, these three economic sectors accounted for approximately 67.6% of the State's nonagricultural employment. Manufacturing, which accounts for approximately 3.8% of employment, is concentrated in industrial machinery, transportation equipment and other durable goods. To the extent that the economy suffers a recession, the manufacturing sector, in particular, could be adversely affected.

      Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizeable annual defense contract awards. In 1998, Missouri ranked sixth among the states in Department of Defense contract awards compared to a ranking of fourth in 1996. The continued decline in defense appropriations by the U.S. Congress have had and will continue to have an impact on the State.

      Limitations on State debt and bond issues are contained in Article III,
Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

      Certain water pollution bonds and State building bonds are also authorized pursuant to Section 37(b)-(h), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, State voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing stormwater control plans, studies and projects in certain counties and cities.

      Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

      In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

      Article X, Section 16-24 of the Constitution of Missouri (the "Tax Limitation Amendment") imposes a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the "Revenue Limit") for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources ("Personal Income of Missouri") in calendar year 1979 times (ii) the Personal Income of

Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which will be refunded to Missouri taxpayers in calendar year 2000. The Missouri office of Administration projects that in fiscal year 2000 and 2001, total state revenues will not exceed the total state revenue limit.

      In addition, to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes as fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State's General Assembly.


      General revenue collections in fiscal year 2000 were $217 million, 3.2% above fiscal year 1999 collections. The fiscal year 2001 budget is conservatively based upon general revenue collections of $425 million.

Stand-By Commitments
--------------------

      The Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

      The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

      The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

      The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

Temporary Investments
---------------------

      Each Fund may assume a temporary defensive position at times when the Advisor believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including "money market instruments," a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted), repurchase agreements and corporate bonds with remaining maturities of 397 days or less.


      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

      Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

      Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

      Investments by the Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody's or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

      When the Advisor pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Advisor uses a defensive strategy, the Funds will not be pursuing their investment objectives.

U.S. Government Obligations
---------------------------


      As stated in the Prospectus, pursuant to their respective investment objectives, the Funds may invest in U.S. Government Obligations. Examples of the types of U.S. Government Obligations which may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments
--------------------------------------

      The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

      While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund's illiquid assets.

      Variable and floating rate demand instruments acquired by the Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments
---------------------------------------------

      Each Fund may invest up to 25% of its total assets in securities issued on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds' Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Zero Coupon Bonds
-----------------

      Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidations of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

INVESTMENT LIMITATIONS
----------------------

      Each Fund is subject to the investment limitations enumerated below. The limitations designated as fundamental may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds' Board of Trustees without shareholder approval. In addition, the Funds' investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund's assets.

      As a matter of fundamental policy, no Fund may:

      1. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

      2. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

      3. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains assets coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

      4. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or to a Fund's transactions in securities on a when-issued or forward commitment basis.

      5. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act") in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

      6. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund's current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

      As a matter of fundamental policy:

      1. Each of the Funds will limit its investments so that less than 25% of the Fund's total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, a Fund may invest 25% or more of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, a Fund may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. The Funds will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Fund, and up to 50% of the total assets of the Missouri Tax-Free Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Fund's total assets will be invested in the securities of any one issuer).

      As a matter of non-fundamental policy, no Fund may:

      1. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund's total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and
(iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company.

      2. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

      3. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

      4. Make investments for the purpose of exercising control or management.

      5. Invest in warrants if at the time of acquisition a Fund's investment in warrants would exceed 10% of the value of the Fund's net assets.

      6. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

      7. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 5% of the value of its net assets.

                                PRICING OF SHARES

      The net asset value per share for each Fund of The Commerce Funds is calculated separately for Service Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to that particular class, subtracting the liabilities charged to such class of the Fund, and dividing the result by the number of shares outstanding of such class of the Fund. Assets which belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds' investment portfolios at the time of allocation. Payments under The Commerce Funds' Shareholder Administrative Services Plans for Service Shares are allocated to the Shares in proportion to the relative net asset values of the Funds.

      As stated in their Prospectuses, a Fund's investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds' Board of Trustees. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

      The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds' Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the Prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not considered to be Business Days. The calculation of the net asset value of the Funds may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times may not be reflected in the calculation of net asset value of the Funds.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds' Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Service

Shares of the Funds are sold to investors at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the Prospectus.

Service Shares are offered primarily to:

 .     individuals, corporations or other entities, purchasing for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers; and

 .     financial planners and their clients.


Additional Redemption Information
---------------------------------

      Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

      In addition to the situations described in the Prospectuses under "How To Sell Shares," The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the Prospectus.

      In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

      A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

                              DESCRIPTION OF SHARES

      Under the Funds' Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in the treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

      Each Fund is authorized to issue two classes of shares: Institutional Shares and Service Shares.

      Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the Prospectus will be fully paid and non-assessable.

      Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

      The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

      In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

      Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

      The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

      Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds' list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

      When used in the Prospectus or in this Statement of Additional Information, a "majority" of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

      The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.


                     ADDITIONAL INFORMATION CONCERNING TAXES

Federal Taxes

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.


Federal Tax-Exempt Information

      The Funds' distributions will generally constitute tax-exempt income for shareowners for federal income tax purposes. It is possible, depending upon the Funds' investments, that a portion of the Funds' distributions could be taxable to shareowners as ordinary income or capital gains, but the Funds do not expect that this will be the case.

      State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. The Funds' distributions from these sources will retain their exempt character in the hands of shareowners.

      Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.

      You should note that a portion of the exempt-interest dividends paid by the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or Railroad Retirement payments received by you are subject to federal income taxes.

                        MANAGEMENT OF THE COMMERCE FUNDS

                       Trustees and Officers of the Trust

      The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each Trustee has an address c/o The Commerce Funds, 1000 Walnut Street, Kansas City, Missouri 64106.



                                  Position(s) Held with
Name, Address and Age             the Trust                 Principal Occupation(s) During Past 5 Years
---------------------             ---------------------     -------------------------------------------
John Eric Helsing                 Trustee and Chairman      Retired.  Former Professor and Chairman, Department of
c/o The Commerce Funds                                      Business Administration and Economics of William Jewell
1000 Walnut Street                                          College.  Former Lecturer at William Jewell College.
Kansas City, MO 64141                                       Director, Valentine Radford Communications and Trustee,
DOB:  11/6/33                                               Midwest Research Institute.

*Warren W. Weaver                 Trustee and President     Retired.  Former Vice Chairman, Commerce Bancshares, Inc. and
c/o The Commerce Funds                                      Commerce Bank, N.A.  Director, Milbank Mfg. Company; Director,
1000 Walnut Street                                          Roddis Lumber Company; Advisory Director of Aon; Advisory
Kansas City, MO 64141                                       Director of Comerce Bank, N.A.
DOB:  10/10/30

*Randall D. Barron                Trustee and Treasurer     Retired.  Former President, Missouri Division, Southwestern
c/o The Commerce Funds                                      Bell Telephone Company.  Former Director, Commerce Bancshares,
1000 Walnut Street                                          Inc.
Kansas City, MO 64141
DOB:  10/25/29

David L. Bodde                                              Charles N. Kimball Professor of Technology and Innovation,
c/o The Commerce Funds            Trustee                   University of Missouri, Kansas City since July 1996.  Vice
1000 Walnut Street                                          President, Midwest Research Institute since January 1991.
Kansas City, MO 64141                                       Director, Missouri Technological Corporation.  Director,
DOB:  1/27/43                                               Kansas City Power & Light Company since 1994.

John Joseph Holland               Trustee                   President and CEO, Butler Manufacturing Company, January 1999
c/o The Commerce Funds                                      to present, Executive Vice President from June 1998 to January
1000 Walnut Street                                          1999, and Chief Financial Officer from January 1990 to June 1998;
Kansas City, MO 64141                                       Director, Allendale Insurance Company.
DOB:  3/05/50

*Trustees who are "interested persons" of the Company, as defined in the 1940 Act. Mr. Weaver is an interested Trustee because he is President of the Company and owns securities of the Adviser's parent corporation, Commerce Bancshares Corp. Mr. Barron is an interested Trustee because he is Treasurer of the Company, owns an interest in Commerce Bancshares Corp. and owns an interest in a common trust fund for which the Adviser serves as trustee.


                                  Position(s) Held with
Name, Address and Age             the Trust                 Principal Occupation(s) During Past 5 Years
---------------------             ---------------------     -------------------------------------------
James A. McNamara                 Vice President            Vice President, Goldman Sachs & Co. since April 1998.  Senior
Goldman Sachs Asset Management                              Vice President and Eastern Regional Manager for Dreyfus
4900 Sears Tower                                            Institutional Service Corp. from 1996 to 1998.  From 1993 to
Chicago, IL 60606                                           1996 Vice President, Institutional Sales Representative,
DOB:  10/2/62                                               Midwestern United States for Dreyfus.

John Perlowski                    Vice President            Vice President, Goldman Sachs & Co., since July 1995.
Goldman, Sachs & Co.                                        Director/Fund Accounting & Custody, Investors Bank & Trust
32 Old Slip                                                 Co., November 1993 to July 1995.  Formerly, Manager, Audit
New York, NY 10005                                          Division, Arthur Andersen, September 1986 to November 1993.
DOB:  11/7/64

William Schuetter                 Vice President            Vice President Commerce Bank, N.A., 1998 to Present.  Vice
Commerce Bank, N.A.                                         President of Fund Accounting, UMB Bank, from 1996 to 1998.
1000 Walnut Street                                          Assistant Vice President, Manager of Income Processing, UMB
Kansas City, MO 64106                                       Bank from 1993 to 1996.
DOB: 4/17/60

Larry Franklin                    Vice President            Vice President, Commerce Bank, N.A., 1993 to present.  Business
Commerce Bank, N.A.                                         Manager, The Commerce Funds, 1993 to 1996; Administrative
1000 Walnut Street                                          Director 1996 to 1998; and Managing Director, 1998 to present.
Kansas City, MO 64106
DOB: 2/21/47

Peter Fortner                     Assistant Treasurer       Vice President, Goldman, Sachs & Co., July 2000
Goldman, Sachs & Co.                                        to present.  Assistant Treasurer of Goldman Sachs' proprietary
32 Old Slip                                                 mutual funds.  Vice President/Accounting Manager for
New York, NY  10005                                         Prudential Investment Fund Management LLC in their mutual fund
DOB:  1/25/58                                               administration group from 1985 to 2000.

W. Bruce McConnel, III            Secretary                 Partner of the law firm Drinker Biddle & Reath LLP,
Drinker Biddle & Reath LLP                                  Philadelphia, Pennsylvania.
One Logan Square
18th and Cherry Streets
Philadelphia, PA  19103-6996
DOB:  02/07/43

Amy Belanger, Esq.                Assistant Secretary       Vice President and Assistant General Counsel, Goldman, Sachs &
Goldman, Sachs & Co.                                        Co. 1998 to present.  Formerly an Associate of Dechert Price &
32 Old Slip                                                 Rhoads, 1996 to 1998.
New York, NY 10005
DOB:  9/3/69


                                  Position(s) Held with
Name, Address and Age             the Trust                 Principal Occupation(s) During Past 5 Years
---------------------             ---------------------     -------------------------------------------
Howard B. Surloff                 Assistant Secretary       Assistant General Counsel, Goldman, Sachs & Co. since
Goldman, Sachs & Co.                                        November 1993 and General Counsel of the U.S. Funds Group
32 Old Slip                                                 since December 1997.  Assistant General Counsel since November
New York, NY 10005                                          1993 and Vice President of Goldman Sachs since May 1994.
DOB: 6/21/65                                                Formerly an Associate of Shereff, Friedman, Hoffman & Goodman.

Diana E. McCarthy                 Assistant Secretary       Associate with the law firm
Drinker Biddle & Reath LLP                                  Drinker Biddle & Reath LLP
One Logan Square                                            Philadelphia, Pennsyvlania
18th & Cherry Streets
Philadelphia, PA 19103-6996
DOB: 7/5/51

                                      * * *

      Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. McNamara, Fortner, Perlowski and Surloff and Ms. Belanger hold similar positions with one or more investment companies that are advised by Goldman Sachs.


      Effective July 26, 2000, each Trustee of the Company receives a fee of $2,000 for each regular meeting of the Board of Trustees attended, plus $750 for each special meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $2,000 for his services in this capacity.

      During the fiscal year ended October 31, 1999, each trustee was entitled to receive $1,500 for each regular meeting of the Board of Trustees attended, plus $750 for each special meeting of the Board attended. The Chairman was not entitled to receive any fees for his services in this capacity. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust.


      Each Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more portfolios in The Commerce Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Commerce Funds may invest in underlying securities without shareowner approval.

      The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended October 31, 1999:

                                                 PENSION OR
                                                 RETIREMENT
                                                  BENEFITS
                                AGGREGATE        ACCRUED AS        AGGREGATE
        NAME OF               COMPENSATION      PART OF FUND      COMPENSATION
    PERSON/POSITION          FROM THE TRUST*      EXPENSES        FROM THE FUND
    ---------------          ---------------      --------        -------------

JOHN ERIC HELSING,               $6,000             $0                N/A
Trustee, Chairman

WARREN W. WEAVER,                $6,000             $0                N/A
Trustee, President

RANDALL D. BARRON,               $6,000             $0                N/A
Trustee, Treasurer

DAVID L. BODDE, Trustee          $6,000             $0                N/A

JOHN JOSEPH HOLLAND,             $6,000             $0                N/A
Trustee


      During this period, the following Trustees deferred the amounts shown pursuant to the Plan: Eric Helsing ($6,000) and David L. Bodde ($6,000).



            As of October 4, 2000, the Trustees and officers of The Commerce Funds as a group held less than 1% of each of the Institutional and Service Classes of the Funds.

Investment Advisor
------------------

            The Funds are advised by Commerce Bank, N.A., a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank, N.A. (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

            In the Advisory Agreement with The Commerce Funds, the Advisor has agreed to manage each Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund's securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive a fee calculated as a percentage of the Funds' average daily net assets as stated below:

                                                                Annual Rate
                                                                -----------
National Tax-Free Intermediate Bond Fund..................         0.50%
Missouri Tax-Free Intermediate Bond Fund..................         0.50%

            For the fiscal years ended October 31, 1999, 1998 and 1997. The Commerce Funds paid the Advisor fees for advisory services as follows:

                                        Fiscal year ended       Fiscal year ended       Fiscal year ended
                                        October 31, 1999        October 31, 1998        October 31, 1997
                                        ----------------        ----------------        ----------------
National Tax-Free Intermediate Bond
Fund                                           $193,766                $145,111               $104,058

Missouri Tax-Free Intermediate Bond
Fund                                           $200,106                $144,482              $  97,420

            For the fiscal years ended October 31, 1999 and 1998 and 1997, the Advisor voluntarily agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees by the following:

                                              Fiscal year ended    Fiscal year ended     Fiscal year ended
                                              October 31, 1999     October 31, 1998      October 31, 1997
                                              ----------------     -----------------     ----------------
National Tax-Free Intermediate Bond Fund            $58,130              $33,187                     --

Missouri Tax-Free Intermediate Bond Fund            $80,043              $57,793                $38,968

            In addition, for the fiscal years ended October 31, 1999, 1998 and 1997, the Advisor voluntarily agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

                                               Fiscal year ended         Fiscal year ended    Fiscal year ended
                                                October 31, 1999          October 31, 1998     October 31, 1997
                                                ----------------          ----------------     ----------------
National Tax-Free Intermediate Bond
Fund                                               $29,663                   $54,535              $69,387

Missouri Tax-Free Intermediate Bond
Fund                                               $26,626                   $50,592             $116,567

            Under the terms of the Advisory Agreement, the Advisor is obligated to manage the investment of the Funds' assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

            The Advisor will not accept The Commerce Funds' shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds' shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds' account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Advisor.

            The Advisor's own investment portfolio may include bank certificates of deposit, bankers' acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Advisor's own investment portfolio will not be made. The Advisor's Commercial Banking Department may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

            Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Custodian and Transfer Agent
----------------------------

            State Street Bank serves as Custodian of each Fund's assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund's operations; (v) provide various accounting services to The Commerce Funds and to the Administrator for the benefit of The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of the Funds' assets held by eligible foreign sub-Custodians. The Custodian is authorized to select one or more banks or trust companies to serve as sub-Custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-Custodian. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

            As compensation for custodial services provided, The Commerce Funds will pay the Custodian fees of 1/100th of 1% of a Fund's average monthly net assets up to one billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

            State Street Bank also serves as the Funds' Transfer Agent and dividend disbursing agent. State Street has appointed NFDS, an indirect subsidiary, to act as the Funds' Transfer Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, NFDS will, among other things,
(i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

Administrator
-------------

            Goldman Sachs Asset Management ("GSAM") is the Administrator for the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds' Custodian, Transfer Agent, Advisor and any Sub-Advisor), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 1999, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund. For the fiscal years ended October 31, 1999, 1998 and 1997, the fees paid by the Funds for administration services were as follows:


                                        Fiscal year ended    Fiscal year ended     Fiscal year ended
                                        October 31, 1999     October 31, 1998      October 31, 1997
                                        ----------------     ----------------      ----------------

National Tax-Free Intermediate Bond
Fund                                          $58,219              $43,526               $31,217

                                        Fiscal year ended    Fiscal year ended     Fiscal year ended
                                        October 31, 1999     October 31, 1998      October 31, 1997
                                        ----------------     ----------------      ----------------

Missouri Tax-Free Intermediate Bond
Fund                                          $60,031              $43,344               $29,226

Distributor
-----------

            The Commerce Funds' shares are offered on a continuous basis through Goldman, Sachs & Co., which acts under the Distribution Agreement as Distributor for The Commerce Funds. Goldman is located at 85 Broad Street, New York, New York 10004. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of shares of the Funds and has advised The Commerce Funds that it has retained approximately $18,000, $22,000 and $47,000 of such sales loads for the fiscal years ended October 31, 1999, 1998 and 1997, respectively.


           THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE
                                SERVICES PLANS

            The Distributor is entitled to payment on a monthly basis at an annual rate not exceeding 0.25% of the average daily net assets of Service Shares from the Trust for distribution expenses incurred pursuant to the Distribution Plan (the "12b-1 Plan") adopted on behalf of the Service Shares. Under the 12b-1 Plan, the Trust may pay the Distributor (or any other person) for: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Service Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for Service Shares; (iii) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current Service Class shareowners; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms with respect to a Fund's Service Shares beneficially owned by customers for whom the distribution organization is the record or holder of record of such Service Shares; or (v) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

            During the fiscal year ended October 31, 1999, The Commerce Funds paid the Distributor $56,082 in the aggregate under the Funds' 12b-1 Plan.

            The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Advisor and its affiliates, pursuant to the Shareholder Administrative Services Plan for Service Shares (the "Services Plan"). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of Service Shares of the Funds in consideration for a Fund's payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Fund's option, it may reimburse the Service Organizations' out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Service Shares; (iii) arranging for bank wires;
(iv) responding to customer inquiries concerning their investments in shares;
(v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares;
(x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds. Banks acting as Service Organizations are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However, Service Organizations other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares.

            The Services Plans are subject to annual reapproval by a majority of the Trust's Board of Trustees, including a majority of the Non-Interested Trustees, and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Trustees or by vote of the holders of a majority of the outstanding shares of each Class of the Fund involved. Any agreement entered into pursuant to the Services Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Trustees, by vote of the holders of a majority of the outstanding shares of each Class of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

            The Trust's Board of Trustees has concluded that there is a reasonable likelihood that the Services Plans will benefit the Funds and their shareowners.

                             PORTFOLIO TRANSACTIONS

Brokerage Transactions and Commissions
--------------------------------------

            Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of the Funds' transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

            Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

            The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Advisor, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

            Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

            A Fund's portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, Sub-Advisor, Goldman, Sachs & Co. or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. However, The Commerce Funds' Board of Trustees has authorized the

Advisor to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Advisor, to take into account the sale of Fund shares if the Advisor believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, Goldman, Sachs & Co., or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies which have similar investment objectives but that are not subject to such limitations.

            Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectuses) and allocated as to amount in a manner which the Advisor believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

            During the fiscal year ended October 31, 1999, the Missouri Tax-Free Intermediate Bond Fund entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Fund. At October 31, 1999, the value of the Fund's outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:

            Missouri Tax-Free Intermediate Bond Fund               $223,000



                              INDEPENDENT AUDITORS

            KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent auditors for The Commerce Funds.


                                     COUNSEL

            Drinker Biddle & Reath LLP, (of which Mr. McConnel, Secretary of The Commerce Funds, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

            From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

            Yield Calculations. A Fund's yield is calculated by dividing its net
            ------------------
investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

            Where: a =     dividends and interest earned during the period.

                           b = expenses accrued for the period (net of reimbursements).

                           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

            For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

            With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

            Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

            Prior to the date of this Statement of Additional Information, the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds did not offer Service Shares. Based on the foregoing calculations, for the 30-day period ended April 30, 2000, the yields for the Institutional Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, were as follows:


                                                                Yield Assuming
                                   Yield Assuming Maximum     Maximum Sales Load
                                   Sales Load and With Fee      and Without Fee
                                        Waivers and               Waivers or
                                       Reimbursements           Reimbursements
                                       --------------           --------------

            National Tax-Free              4.45%                    4.21%
            Intermediate Bond
            Fund

            Missouri Tax-Free              4.44%                    4.15%
            Intermediate Bond
            Fund


            The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount. For the 30 day period ended April 30, 2000, the

Distribution Rates for Institutional Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, were as follows:


                                 Rate Assuming         Rate Assuming       Rate Assuming No       Rate Assuming No
                               Maximum Sales Load    Maximum Sales Load      Sales Load and       Sales Load and
                                  and With Fee        and Without Fee       With Fee Waivers        Without Fee
                                  Waivers and           Waivers and              and                Waivers and
                                 Reimbursements        Reimbursements       Reimbursements         Reimbursements
                                 --------------        --------------       --------------         --------------
National Tax-Free                    4.26%                 4.02%                4.34%                  4.10%
Intermediate Bond Fund
  Institutional Shares

Missouri Tax-Free                    4.35%                 4.06%                4.44%                  4.15%
Intermediate Bond Fund
  Institutional Shares

            A tax-exempt Fund's "tax-equivalent" yield is computed as follows:
(a) by dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one, minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


            The tax-equivalent yields for the 30-day period ended April 30, 2000 for Institutional Shares of the National Tax-Free Intermediate Bond Fund and Missouri Tax-Free Intermediate Bond Fund, with and without fee waivers (assuming a 39.6% federal tax rate for both Funds and a 6.0% Missouri tax rate for the Missouri Tax-Free Intermediate Bond Fund) were as follows:


                                         Yield Assuming      Yield Assuming Maximum
                                       Maximum Sales Load    Sales Load and Without
                                      and With Fee Waivers        Fee Waivers
                                       and Reimbursements     or Reimbursements
                                       ------------------     -----------------

           National Tax-Free                 7.05%                   6.66%
           Intermediate Bond Fund

           Missouri Tax-Free                 7.66%                   7.15%
           Intermediate Bond Fund

            The foregoing calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (2) all recurring fees charged to all shareowner accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming completed redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' yields and distribution rates will reflect the deduction of the maximum sales load charged in connection with purchases of shares. The yield and distribution rate calculations do not include fees that may be imposed by institutions on their customers. If the foregoing fees had been included in the yields and distribution rates reported above, performance of these Funds would have been lower. For current yield information, please contact The Commerce Funds at the telephone number on the cover page of this Statement of Additional Information.

            Total Return Calculations. Each Fund computes its "average annual
            -------------------------
total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    P (1 + T)n = ERV

                  Where:   P =      hypothetical initial payment of $1,000.

                                    T =         average annual total return.

                                    n =         number of years.

                                    ERV =       ending redeemable value at the
                                                end of the period covered by the
                                                computation of a hypothetical
                                                $1,000 payment made at the
                                                beginning of the 1, 5 or 10 year
                                                periods at the end of the 1, 5
                                                or 10 year periods (or fraction
                                                thereof).

            The Funds compute their "aggregate total return" by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    T = (ERV - 1)
                                         -------
                                            P

            The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

            Based on the foregoing calculations, the average annual total returns for Institutional Shares of the Funds were as follows:


                              Return Assuming        Return Assuming       Return Assuming        Return Assuming
                                Maximum Sales         Maximum Sales       No Sales Load and      No Sales Load and
                                and With Fee          Load and Without       Fee Waivers           Without Fee
                                Waivers and          Fee Waivers and           With and              Waivers
                               Reimbursements        Reimbursements       and Reimbursements      Reimbursements
                               --------------        --------------       ------------------      --------------
Average Annual Return for the period from commencement of operations through April 30, 2000.

National Tax Free                  4.05%                   3.58%                4.46%                  3.99%
Intermediate Bond Fund(1)

Missouri Tax Free                  3.95%                   3.29%                4.36%                  3.70%
Intermediate Bond Fund(1)


                            Return Assuming           Return Assuming         Return Assuming      Return Assuming No
                             Maximum Sales             Maximum Sales         No Sales Load and       Sales Load and
                           Load and With Fee          Load and Without       With Fee Waivers          Without Fee
                             Waivers and              Fee Waivers and              and                Waivers and
                            Reimbursements            Reimbursements          Reimbursements         Reimbursements
                            --------------            --------------          --------------         --------------
Average Annual Total Returns for the one-year period ended April 30, 2000.

National Tax Free               (2.46)%                   (2.64)%                 (0.47)%               (0.66)%
Intermediate Bond
Fund (1)

Missouri Tax Free               (2.48)%                   (2.75)%                 (0.47)%               (0.74)%
Intermediate Bond
Fund (1)


(1)   Commenced operations on February 21, 1995.

            Based on the foregoing calculations, the aggregate total returns for the Funds were as follows:

                              Return Assuming        Return Assuming       Return Assuming        Return Assuming
                               Maximum Sales          Maximum Sales       No Sales Load and      No Sales Load and
                             Load and With Fee       Load and Without     With Fee Waivers          Without Fee
                                Waivers and          Fee Waivers and            and                 Waivers and
                               Reimbursements         Reimbursements       Reimbursements         Reimbursements
                               --------------         --------------       --------------         --------------

Aggregate Total Return from commencement of operations through April 30, 2000.
National Tax Free
Intermediate Bond
Fund(1)                           22.89%                   20.07%               25.41%                  22.54%

Missouri Tax Free
Intermediate Bond
Fund(1)                           22.29%                   18.34%               24.80%                  20.77%

(1)   Commenced operations on February 21, 1995.


            The average annual total return and aggregate total return information presented for the Funds in the foregoing Tables is based on average annual total return and aggregate total return, respectively, of Institutional Shares of the Funds during the periods indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Funds and the maximum payments under the Shareholder Administrative Services Plans applicable to Institutional and Service Shares and the distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. The sales charge was removed from the Institutional Shares of the Funds as of October 31, 1998. The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees had been included in the returns reported above, performance of these Funds would have been lower.

            The Funds may also from time to time include in advertisements, sales literature, communications to shareowners and other materials ("Literature") a total return figure in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

            The Funds may also from time to time include discussions or illustrations of the effects of compounding in Literature. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

            In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Advisor as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS


            As of December 5, 2000, the Advisor held of record 94% of the outstanding shares of the Institutional Class of the National Tax-Free Intermediate Bond Fund and 90% of the outstanding shares of the Institutional Class of the Missouri Tax-Free Intermediate Bond Fund, as fiduciary or agent on behalf of its customers.

            Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "Control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Institutional Class of a Fund on any matter requiring the approval of shareowners of the Fund.

            As of December 5, 2000, the following shareowners owned of record 5% or more of the National Tax-Free Intermediate Bond Fund's and Missouri Tax-Free Intermediate Bond Funds outstanding Institutional Shares:

                                                              Number of Shares      Percent
          Fund                      Shareholder                 Outstanding        of Class
National Tax-Free Intermediate      Mori & Co.                   1,568,534            71%
Bond Fund (Institutional)           Mutual Funds
                                    P.O. Box 13366
                                    Kansas City, MO

                                    Hoco & Co.                     544,201            24%
                                    Mutual Funds
                                    P.O. Box 13366
                                    Kansas City, MO

                                    Helen Pierson Trust            193,241             9%
                                    c/o Commerce Bank
                                    8000 Forsyth
                                    St. Louis, MO

Missouri Tax-Free Intermediate      Mori & Co.                   1,640,581            75%
Bond Fund (Institutional)           Mutual Funds
                                    P.O. Box 13366
                                    Kansas City, MO

                                    Hoco & Co.                     274,994            12%
                                    Mutual Funds
                                    P.O. Box 13366
                                    Kansas City, MO


            As used in the Statement of Additional Information and in the Prospectuses of the same date, "assets belonging to a particular series of a Fund" means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund which are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

                              FINANCIAL STATEMENTS


            The Commerce Funds' Annual Report with respect to the Funds for the fiscal year ended October 31, 1999 and Semi-Annual Report for the six-month period ended April 30, 2000 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") and the financial statements in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal period ended October 31, 1999 have been audited by The Commerce Funds' independent accountants, KPMG LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A

Commercial Paper Ratings
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks:
-----------------------------------------
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial debt obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.



Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities are considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities are considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities are considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Notes to Long-Term and Short-Term Ratings:

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" and "F1" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         - 'NR' indicates the Fitch does not rate the issuer or issue in question.
         - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         - RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

         A RatingOutlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative RatingOutlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the RatingOutlook may be described as evolving.

Municipal Note Ratings
----------------------

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

                  The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may enter into futures contracts and options. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts.
    -------------------------------

                  Use of Interest Rate Futures Contracts. Bond prices are
                  --------------------------------------
established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest
                  ----------------------------------------------
rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.
     -----------------------------

                  General. A stock index assigns relative values to the stocks
                  -------
included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.
     ---------------------------------------

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

                  Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to and rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, The Commerce Funds may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts.
    ------------------------------------------

                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by The Commerce Funds may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to The Commerce Funds' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts
     ----------------------------

                  The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.
      ----------------------------

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.


                  Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.


                  Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may ender into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.